                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

             Filed by the Registrant  [X]

             Filed by a party other than the Registrant  [ ]

             Check the appropriate box:

     [ ]   Preliminary Proxy Statement     [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
     [X]   Definitive Proxy Statement           Rule 14a-6(e)(2))

     [ ]   Definitive Additional Materials

     [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CATALYST SEMICONDUCTOR, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                          CATALYST SEMICONDUCTOR, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2)   Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)   Total fee paid:

--------------------------------------------------------------------------------

     [ ]   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

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     (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

     (3)   Filing Party:

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     (4)   Date Filed:

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
                          CATALYST SEMICONDUCTOR, INC.
                              1250 BORREGAS AVENUE
                               SUNNYVALE, CA 94089



Dear Fellow Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Catalyst Semiconductor, Inc. ("Catalyst" or the "Company") which will be held on Thursday, January 14, 1999, at 10:00 a.m., local time, at the Company's principal executive offices in Sunnyvale, California.

     At the Annual Meeting, you will be asked to consider and vote upon the proposals set forth in the Notice of Annual Meeting accompanying this Letter. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

     After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote IN FAVOR OF each such proposal.

     After reading the Proxy Statement, please mark, date, sign and return, if possible by no later than January 7, 1999, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Catalyst Semiconductor, Inc. Annual Report on Form 10-K for the year ended May 3, 1998, as amended, is also enclosed.

     We look forward to seeing you at the Annual Meeting.

                                       Sincerely yours,

                                       /s/ Radu M. Vanco
                                       ------------------------------
                                       Radu M. Vanco
                                       President, Chief Executive Officer
                                       and Director

Sunnyvale, California
December 16, 1998

--------------------------------------------------------------------------------
                                    IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.
--------------------------------------------------------------------------------

                          CATALYST SEMICONDUCTOR, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 14, 1999


TO THE STOCKHOLDERS OF CATALYST SEMICONDUCTOR, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc., a Delaware corporation (the "Company"), will be held on January 14, 1999, at 10:00 a.m., local time, at the offices of the Company at 1250 Borregas Avenue, Sunnyvale, California 94089 for the following purposes:

      1. To elect one Class II director to serve for a two-year term expiring upon the Annual Meeting of Stockholders next following April 30, 2000 and to elect one Class III director to serve for a three-year period expiring upon the Annual Meeting of Stockholders next following April 30, 2001, or until such directors respective successors are duly elected and qualified.

      2. To approve an amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 45,000,000 shares.

      3. To approve amendments to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares, to increase the maximum number of shares subject to options that may be issued to any one employee during a fiscal year to 1,000,000 shares and to make changes in the Plan necessary to comply with applicable state securities law.

      4. To approve the adoption of the 1998 Special Equity Incentive Plan and the reservation of 3,500,000 shares for issuance thereunder.

      5. To approve certain option grants to the Company's executive officers, directors and certain employees under the 1998 Special Equity Incentive Plan.

      6. To ratify the appointment of Pricewaterhouse Coopers LLP as independent accountants of the Company for the fiscal year ending April 30, 1999.

      7. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

      The enclosed Preliminary Proxy Statement (the "Proxy Statement") more fully describes the foregoing items and business to be conducted at the Annual Meeting.

      The Board of Directors has fixed the close of business on December 10, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof.

      THE COMPANY CURRENTLY EXPECTS THAT DEFINITIVE PROXY MATERIALS WILL BE RELEASED TO THE COMPANY'S STOCKHOLDERS ON OR ABOUT DECEMBER 17, 1998.

      After reading the Proxy Statement, please mark, date, sign and return, as soon as possible, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify in writing the Secretary of the Company at the Company's principal executive offices, that you wish to vote in person and your proxy will not be voted. The Company's principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

                                    BY ORDER OF THE BOARD OF DIRECTORS

                                    PETER COHN
                                    Secretary


Sunnyvale, California
December 17, 1998

--------------------------------------------------------------------------------

                                   IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND IN ANY EVENT NO LATER THAN JANUARY 7, 1999 IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                         THANK YOU FOR ACTING PROMPTLY.

--------------------------------------------------------------------------------

                          CATALYST SEMICONDUCTOR, INC.

                           --------------------------

                     PROXY STATEMENT FOR THE ANNUAL MEETING
                   OF STOCKHOLDERS TO BE HELD JANUARY 14, 1999

                           --------------------------

GENERAL

      The enclosed Proxy is solicited on behalf of the Board of Directors of Catalyst Semiconductor, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on January 14, 1999 at 10:00 a.m., local time, or at any adjournment thereof (the "Annual Meeting") for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of the Company at 1250 Borregas Avenue, Sunnyvale, California 94089.

      These proxy materials were first released to the Company's stockholders on or about December 17, 1998.

RECORD DATE AND VOTING SECURITIES

      Only stockholders of record at the close of business on December 10, 1998 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the close of business on December 8, 1998, there were 13,948,061 shares of the Company's Common Stock outstanding and entitled to vote and approximately 4,600 stockholders of record, including several holders who are nominees for an undetermined number of beneficial owners.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Secretary of the Company at its principal executive offices at 1250 Borregas Avenue, Sunnyvale, California 94089, a written notice of revocation, or a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

VOTING GENERALLY; SOLICITATION

      Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of the Company's directors.

      All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

      The cost of soliciting proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In order to assure that a majority vote will be present in person or by proxy at the Annual Meeting, it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone, facsimile, telegraph, electronic means, or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of proxies and to pay such solicitor for its services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

      The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" or "ABSTAIN" are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter.

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

      The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. Accordingly, the Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

COMPANY INFORMATION

      The Company's principal executive offices are located at 1250 Borregas Avenue, Sunnyvale, California 94089. The telephone number of the Company's principal offices is (408) 542-1000.

                                   PROPOSAL 1
          ELECTION OF ONE CLASS II DIRECTOR AND ONE CLASS III DIRECTOR

NOMINEE

      The Company's Bylaws provide that the number of directors shall be established by the Board or the stockholders of the Company. The Company's Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. On September 11, 1998, Mr. C. Michael Powell resigned from the Board of Directors and the Board amended the Bylaws to reduce the number of Directors from five to four, consisting of two Class I directors, one Class II director and one Class III director. One Class II director and one Class III director are to be elected at the Annual Meeting. The Class II director will hold office until the Annual Meeting following the fiscal year ending April 30, 2000 or until his successor has been duly elected and qualified. The Class III director will hold office until the Annual Meeting following the fiscal year ending April 30, 2001 or until his successor has been duly elected and qualified. The term of each Class I director will expire at the Annual Meeting of Stockholders next following the fiscal year ending April 30, 1999.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's nominee named below each of whom currently is a director of the Company. In the event that a nominee of the Company becomes unable or declines to serve as director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill such vacancy. It is not expected that the nominees listed below will be unable or will decline to serve as a director.

INFORMATION WITH RESPECT TO NOMINEES AND CONTINUING DIRECTORS

      Set forth below are the names of, and certain information as of September 30, 1998 about, the nominees for and current Class II and Class III directors and the current Class I directors with unexpired terms.

                  NAME                         AGE     PRINCIPAL OCCUPATION
                  ----                         ---     --------------------
Nominee for and Current Class II Director

     Patrick Verderico                          54     President and Chief Executive Officer of Integrated
                                                       Packaging Assembly Corporation
Nominee for and Current Class III Director

     Lionel M. Allan                            55     President and Chief Executive Officer of Allan
                                                       Advisors, Inc.

Continuing Class I Directors

     Radu M. Vanco                              48     President, Chief Executive Officer and Director of
                                                       Catalyst Semiconductor, Inc.

     Hideyuki Tanigami                          48     President and Chief Executive Officer of Marubun USA
                                                       Corporation

      Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.

      Mr. Verderico has served as a director of the Company since April 1996. From July 1997 to present, Mr. Verderico has served as President and Chief Executive Officer of Integrated Packaging Assembly Corporation ("IPAC"). From April 1997 to July 1997, Mr. Verderico served as Executive Vice President and Chief Operating Officer of IPAC. From April 1996 to July 1996, Mr. Verderico served as Executive Vice President and Chief Operating Officer of Maxtor Corporation, a hard disk drive company. From 1994 to March 1996, he served as Chief Financial Officer and Vice President, Finance and Administration, of Creative Technology, a multimedia products manufacturer. From 1992 to 1994, he served as Chief Financial Officer and Vice President, Finance and Administration, of Cypress Semiconductor, and from 1989 to 1992, served as Partner in Charge, West Region Manufacturing Consulting of Coopers & Lybrand, an independent public accounting and consulting firm. Prior thereto he held various positions with Philips Semiconductors, National Semiconductor and Fairchild Semiconductor. Mr. Verderico has also been a director of Micro Component Technology, Inc. since December 1992 and a director of Integrated Packaging Assembly Corporation since July 1997.

      Mr. Allan has served as a director of the Company since August 1995. Mr. Allan is President and Chief Executive Officer of Allan Advisors, Inc., a legal consulting firm that he founded in 1992. Mr. Allan is also a director and past Chairman of the Board of KTEH Public Television Channel 54, in San Jose, California, a director of Accom, Inc., a digital video systems company, and director of Global Motorsport Group, Inc. a motorcycle parts company.

      Mr. Vanco has served the Company as President and Chief Executive Officer since March 1998 and as a director since November 1995. From October 1996 to March 1998 he served as Executive Vice President of Engineering, from October 1996 to December 1997 as Chief Operating Officer, and from November 1992 to October 1995 as Vice President, Engineering. From 1991 to 1992, Mr. Vanco served as product line director at Cypress Semiconductor. From 1985 to 1991, Mr. Vanco held various technical positions at SEEQ Technology, Inc. Mr. Vanco holds an M.S. in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.

      Mr. Tanigami became Chairman of the Company in March 1998 and has served as a director of the Company since February 1996. From 1985 to April 1994, Mr. Tanigami served as Vice President, Corporate Development, of the Company. From January 1996 to present, he has served as President and Chief Executive Officer of Marubun USA Corporation, an electronics distribution company. From June 1994 to present, he has also served as President of Technology Matrix, Inc., and since 1985 has been President and Chief Executive Officer of Tanigami Associates, an international consulting firm.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors of the Company held a total of nine meetings during the period from May 1, 1997 to May 4, 1998 ("fiscal 1998"). The Board of Directors has an Audit Committee, a Compensation Committee and a Non-Section 16 Option Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

      The Audit Committee currently consists of Messrs. Tanigami and Verderico. The Audit Committee is charged with reviewing the Company's annual audit and meeting with the Company's independent auditors to review the Company's internal controls and financial management practices. The Audit Committee held four meetings during fiscal 1998.

      The Compensation Committee currently consists of Messrs. Tanigami and Verderico. The Compensation Committee is responsible for reviewing and approving the Company's compensation policies and the compensation paid to executive officers. The Compensation Committee held one meeting during the last fiscal year.

      The Non-Section 16 Option Committee may make grants of up to 50,000 shares to persons who are not executive officers or directors of the Company. This Committee currently consists of Mr. Vanco, the Chief Executive Officer of the Company. The Non-Section 16 Option Committee acted by written consent on two occasions during fiscal 1998.

      No incumbent director attended fewer than 75% of the meetings of the Board of Directors and of the committees on which such director served and that were held during the period such individual was a director during fiscal 1998.

COMPENSATION OF DIRECTORS

      The Company's non-employee directors, currently consisting of Messrs. Allan, Tanigami and Verderico, receive cash compensation in the amount of $3,600 for each quarter in which they attend one or more meetings of the Board of Directors. In addition, directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

      Each non-employee director of the Company is entitled to participate in the Company's 1993 Director Stock Option Plan (the "Director Option Plan") by receiving automatic annual grants of Common Stock of the Company. Initial grants under the Director Option Plan of options to purchase 20,000 shares each were made to Messrs. Allan, Tanigami and Verderico on August 14, 1995, February 10, 1996 and April 4, 1996, respectively, at exercise prices of $5.125, $6.00 and $5.00 per share, respectively. On April 1, 1996, Mr. Allan was granted options under the Director Option Plan to purchase 7,500 shares of Common Stock at an exercise price of $5.00 per share. Each of Mr. Allan, Mr. Verderico and Mr. Tanigami were granted options under the Director Option Plan to purchase 7,500 shares of Common Stock on April 1, 1997 at an exercise price of $1.6875 and on April 1, 1998 at an exercise price of $0.9603.. Each option expires five years from the date of grant. All options which have been granted under the Director Option Plan are subject to cumulative yearly vesting as to one-third of the total grant on each anniversary of the date of grant, and terminate five years from the date of grant unless terminated sooner upon termination of the optionee's status as a director or otherwise pursuant to the Director Option Plan.

VOTE REQUIRED FOR ELECTION

      The affirmative vote of a majority of the Votes Cast is required for a nominee to be elected as a Class II or Class III director. Votes withheld from a director will be counted for purposes of determining the presence or absence of a quorum but will not be counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law, will have no other legal effect upon the election of a Class II director or Class III director.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE CLASS II DIRECTOR NOMINEE AND THE CLASS III DIRECTOR NOMINEE SET FORTH HEREIN.

                                  PROPOSAL 2
      AMENDMENT AND RESTATEMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

      The Company is asking the stockholders to vote on a proposal to amend and restate the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 45,000,000 shares (the "Restated Certificate"). That is the only change contemplated by the Restated Certificate. The Board of Directors has unanimously approved such an amendment to and restatement of the Company's Restated Certificate of Incorporation.

      The Company desires to change the Company's authorized capitalization to increase the number of authorized shares of Common Stock from 25,000,000 shares to 45,000,000 shares in order to afford the Company sufficient authorized capital stock to be able to raise funding for its capital needs through future equity issuances and to provide sufficient reserves under the Company's employee stock option and other incentive plans. From time to time the Company may continue to engage in equity financing transactions in order to raise working capital and other funds for continuing operations.

      The Company is seeking stockholder approval to authorize an additional 20,000,000 shares of Common Stock, $0.001 par value, resulting in a total of 45,000,000 authorized shares of the Company's Common Stock. The holder of each share of Common Stock will have the right to one vote for each share of Common Stock held, will be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Company, and will be entitled to vote upon such matters and in such manner as may be provided by law. The Common Stock has no preemptive or conversion rights or other subscription rights. The outstanding shares of Common Stock are, and the shares of Common Stock to be issued in the future will be, fully paid and non-assessable. The Restated Certificate, upon approval, will result in an increase in the Company's Delaware Franchise Tax and will become effective when the Restated Certificate is filed with the Secretary of State of the State of Delaware, which is expected to be on or about
January 15, 1999.

REQUIRED VOTE

      Approval of adoption of the Restated Certificate in order to change the Company's authorized capitalization to increase the number of authorized shares of Common Stock from 25,000,000 shares to 45,000,000 shares requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 SHARES TO 45,000,000 SHARES.

                                  PROPOSAL 3
               APPROVAL OF AMENDMENTS TO THE STOCK OPTION PLAN

      At the Annual Meeting, the stockholders are being asked to approve amendments (the "Option Plan Amendments") to the Company's Stock Option Plan (the "Option Plan") to increase the number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares, to increase the maximum number of shares that may be issued to any one employee during a fiscal year to 1,000,000 and make changes in the Plan necessary to comply with applicable state securities law. The following is a summary of principal features of the Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at its principal executive offices.

GENERAL

      The Option Plan was adopted by the Board of Directors and approved by the stockholders in 1989. An amendment and restatement of the Option Plan to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to allow for cashless exercises and to increase the number of shares available for issuance thereunder was approved by the Board of Directors and by the stockholders in 1993.

      Amendments to the Option Plan to increase the number of shares available for issuance thereunder and to limit the number of options, stock appreciation rights ("SARs") and stock purchase rights an employee may be granted under the Option Plan in any fiscal year of the Company to comply with Section 162(m) of the Internal Revenue Code (the "Code") were approved by the Board of Directors and by the stockholders in 1995. An amendment to increase the number of shares reserved for issuance under the Option Plan was approved by the Board of Directors and by the stockholders in 1996. In 1998, the Board of Directors approved amendments to increase the number of shares reserved for issuance under the Option Plan by 1,800,000, to increase the maximum number of shares subject to options that may be issued to any one employee in any fiscal year to 1,000,000 shares, and to comply with applicable state law. Such amendments are subject to approval by the Company's stockholders. The stockholders are being asked to approve the Option Plan Amendments at the Annual Meeting.

      The Option Plan provides for the grant of options, stock purchase rights and SARs to officers, employees and consultants of the Company. The Option Plan Amendments increasing the number of shares reserved for issuance under the Option Plan has been necessitated by the hiring of new officers, employees and consultants, the grant of additional stock options to current officers, employees and consultants as previously granted options vest and become exercisable, and by the need to provide adequate incentive to the Company's officers, employees and consultants to retain their services. The increase will provide additional stock to continue the Company's policy of equity ownership by officers, employees and consultants as an incentive to contribute to the Company's success.

      Options granted under the Option Plan may be either "incentive stock options" within the meaning of Section 422 of the Code or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     As of December 8, 1998, and after giving effect to the Option Plan Amendments which are the subject of stockholder approval at the Annual Meeting contemplated by this Proxy Statement), 928,715 shares had been issued upon exercise of options granted under the Option Plan, options for 2,957,485 shares were outstanding under the Option Plan and 1,213,786 shares remained available for future grants. As of December 8, 1998, the fair market value of shares underlying outstanding options was approximately $975,970 based upon the closing price of $0.33 per share for the Common Stock as reported on the OTC Bulletin Board on such date.

      The following table sets forth information with respect to the stock options granted to the current executive officers, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees and consultants (including all current officers who are not executive officers) as a group under the Plan as of December 8, 1998. This table assumes stockholder approval of the Option Plan amendments.



                                                 NUMBER OF SHARES SUBJECT TO
                                                    OPTIONS GRANTED UNDER                WEIGHTED AVERAGE
                                                   THE OPTION PLAN ASSUMING               EXERCISE PRICE
                 NAME                        APPROVAL OF THE OPTION PLAN AMENDMENTS         PER SHARE
                 ----                        --------------------------------------      ----------------
Radu M. Vanco
  President and Chief
  Executive Officer (1) .................                    413,166                          $0.125

Marc H. Cremer
  Vice President, Strategic Business
  Development (1) .......................                    125,000                          $0.125

William Felton-Priestner
  Vice President - Information
  Systems and Product Planning(1)........                     22,000                          $0.125

Thomas E. Gay III
  Vice President, Finance and
  Administration, and Chief
  Financial Officer (1) .................                     60,000                          $0.125

Bassam Khoury
  Vice President, Marketing (1) .........                     94,746                          $0.125

Gelu Voicu
  Vice President, Product
  Engineering and
  Manufacturing  (1) ....................                    103,000                          $0.125

Lionel M. Allan (1) .....................                     90,000                          $0.125

Hideyuki Tanigami (1) ...................                     66,250                          $0.125

All current executive officers
  as a group (9 persons) (2) ............                    817,912                          $0.125

All current directors who are
  not executive officers                                     156,250                          $0.125
   (3 persons) (3) ......................

All employees (not including current
  executive officers and directors) as
  a group................................                    990,157                          $0.125

(1) Includes options to purchase the following numbers of shares granted by the Board of Directors subject to approval of the Option Plan Amendments:
      Mr. Vanco - 100,000 shares; Mr. Cremer - 50,000 shares; Mr. Gay - 60,000 shares; Mr. Khoury - 25,000 shares; Mr. Voicu - 20,000 shares; Mr. Allan 20,000 shares; and Mr. Stemm - 25,000.

(2) Includes options to purchase the following numbers of shares granted by the Board of Directors to the following individuals subject to approval of the Option Plan Amendments: Mr. Vanco - 100,000 shares; Mr. Cremer - 50,000; Mr. Gay - 60,000 shares; Mr. Khoury - 25,000 shares; and Mr. Voicu
      - 20,000 shares.

(3) Includes options to purchase the following numbers of shares granted by the Board of Directors to the following individuals subject to stockholder approval: Mr. Allan - 20,000 shares.

PURPOSE

      The purpose of the Option Plan is to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain qualified personnel for the successful conduct of its business. The Board of Directors does not believe that the shares currently available for grant under the Option Plan are sufficient to retain existing employees and attract new employees.

ADMINISTRATION

      The Option Plan may be administered by the Board of Directors or by a committee of the Board of Directors and shall be administered in a manner that complies with Rule 16b-3 under the Exchange Act. Currently, the Option Plan is administered by the Board of Directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the Option Plan. All questions of interpretation of the Option Plan are determined by the Board of Directors (or its committee or committees) and its decisions are final and binding upon all participants. The Company has established a Non-Section 16 Option Committee which may make grants of options to purchase up to 50,000 shares in any fiscal year to persons who are not directors or executive officers of the Company. This Committee currently consists of Mr. Vanco, the Chief Executive Officer of the Company.

ELIGIBILITY

      The Option Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the Option Plan provides that nonstatutory stock options may be granted to consultants (excluding directors who are not compensated for their consulting services or are paid only a director's fee by the Company) of the Company or any of its subsidiaries. The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

      The Option Plan provides that the maximum number of shares of Common Stock which may be granted under options (or rights) to any one employee during any fiscal year shall be 750,000. Upon approval of the Option Plan Amendments, that number will be increased to 1,000,000. In addition, the Company may make an additional one time grant of options (or rights) for 250,000 shares for any newly hired employee. These limitations are intended to preserve the Company's ability to deduct for federal income tax purposes any compensation expense relating to stock options granted to certain executive officers under the Option Plan. Without this limitation, federal tax legislation enacted in 1993 might not allow the Company to deduct such compensation expense.

      In addition to the foregoing limitation on discretion for certain grants, there is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

      Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional principal terms and conditions:

      (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. In general, such options become exercisable as to one-fourth of the total shares granted on the one-year anniversary of the date of grant with the remainder becoming exercisable on a ratable monthly basis over the three year period thereafter, for so long as the optionee remains an employee of or consultant to the Company, but must become exercisable at the rate of at least 20% per year over five years from the date the option is granted. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The option exercise price may be paid in cash, promissory note, shares of the Company's Common Stock, or through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with the sale proceeds used to satisfy the option price payable for the purchased shares.

      (b) Exercise Price. The exercise price of each option granted under the Option Plan is determined by the Board of Directors or its committee and may not be less than 85% of the fair market value of the Common Stock on the date the option is granted, or, in the case of an incentive stock option, may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value per share is equal to the closing price of the Company's Common Stock on the OTC Bulletin Board on the last market trading day prior to the date of grant. In the case of any option granted to an optionee who owns more than 10% of the voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110% of the fair market value on the date the option is granted.

      (c) Termination of Employment. Currently, the Option Plan provides that if the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the Option Plan may be exercised during the period of time determined by the Board or Committee at the date of grant but not later than six months (three months in the case of an incentive stock option) but not less than 30 days after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event (either under the current terms of the Option Plan or under the proposed amendments thereto) may an option be exercised by any person after the expiration of its term.

      (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may an option be exercised after its expiration date.

      (e) Death. Under the Option Plan, if an optionee should die while employed or retained by the Company, options may be exercised within six months after the date of death (or such longer period of time not exceeding twelve months as is determined by the Board or its committee and specified in the option agreement) to the extent the options would have been exercisable on the date of death. In no event may an option be exercised after its expiration date.

      (f) Term of Options. The Option Plan provides that options granted under the Option Plan shall be exercisable during the period of time specified by the Board of Directors or its committee as provided in the option agreement but as to incentive stock options, no later than ten years from the date of grant. In general, these agreements provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company, its parents or subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration date.

      (g) Options Not Transferable. An option is not transferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime and in the event of the optionee's death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the optionee's death.

      (h) Acceleration of Options. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each option will be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation does not assume the option or substitute an equivalent option, the Board shall provide that the exercisability of all outstanding options shall be automatically accelerated and that the options shall be exercisable for a period of not less than 15 days following the date notice of such acceleration is given.

      (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as may be determined by the Board of Directors or its committee.

OTHER AWARDS

      The Option Plan also allows the Company to grant SARs and stock purchase rights. SARs may be granted in connection with or independent of options and entitle the holder thereof to receive an amount, in cash or Common Stock, at the Company's discretion, equal to the excess of the fair market value of the shares subject to the SAR on the date of its exercise over the fair market value on the date of grant. Stock purchase rights allow an offeree to purchase stock, subject to a right of the Company to repurchase unvested shares in the event of termination of employment. Shares purchased pursuant to stock purchase rights vest over time, based on continued employment. No SARs or stock purchase rights have been granted under the Option Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event any change is made in the Company's capitalization upon any stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock or any other increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the Option Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

      The Board of Directors may amend the Option Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the Option Plan that increases the number of shares that may be issued under the Option Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the Option Plan or results in other changes which would require stockholder approval to qualify options granted under the Option Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the Option Plan. Unless sooner terminated, the Option Plan will terminate on December 31, 2002, provided that any outstanding option, SAR, stock purchase right or long term performance award under the Option Plan shall remain outstanding until they expire by their terms. At such time as the Company has securities listed on the Nasdaq National Market, or another appropriate market, the Company may, without stockholder approval, amend the requirement that options grants or stock purchase rights not be issued at a price below 85% of the fair market value of the Common Stock on the date the option or stock purchase right is granted.

UNITED STATES FEDERAL INCOME TAX INFORMATION

      The following is a brief summary of the U.S. federal income tax consequences of transactions under the Option Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the Option Plan.

      Options granted under the Option Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by
Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is 20% whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

      All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

      Stock purchases, stock appreciation rights and long-term performance awards will generally be taxed in the same manner as the exercise of a nonstatutory stock option.

ALTERNATIVE MINIMUM TAX

      The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

      In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option.

As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

      If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

      THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES.

RESTRICTIONS ON RESALE

      Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

VOTE REQUIRED

      The affirmative vote of a majority of the Votes Cast is required to approve the proposed amendments to the Option Plan. If an insufficient number of affirmative votes are obtained, the amendments to the Option Plan will not be implemented.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE PROPOSED AMENDMENTS TO THE OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,800,000 SHARES, TO INCREASE THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS THAT MAY BE ISSUED TO ANY ONE EMPLOYEE DURING ANY FISCAL YEAR FROM 750,000 SHARES TO 1,000,000 SHARES AND TO MAKE OTHER CHANGES NECESSARY TO COMPLY WITH APPLICABLE STATE LAW.

                                   PROPOSAL 4
               APPROVAL OF THE 1998 SPECIAL EQUITY INCENTIVE PLAN
         AND THE RESERVATION OF 3,500,000 SHARES FOR ISSUANCE THEREUNDER

      At the Annual Meeting, the stockholders are being asked to approve the adoption of the Company's 1998 Special Equity Incentive Plan (the "1998 Plan") and to reserve 3,500,000 shares for issuance thereunder. The following is a summary of principal features of the 1998 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1998 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Secretary of the Company at its principal executive offices.

GENERAL

      In view of the recent declines in the Company's financial condition, results of operations and stock price, the Company believes that, in order to retain and provide incentives to its current executive officers, employees, consultants and directors and to attract qualified employees, officers, consultants and directors to the Company, it is necessary to grant additional equity incentives through the grant of options to purchase Common Stock to such persons pursuant to the 1998 Plan. Accordingly, the stockholders are being asked to approve the 1998 Plan. The

1998 Plan was approved by the Company's Board of Directors in December 1998.

      The 1998 Plan provides for the grant of options, stock purchase rights, SARs and long-term performance awards to officers, employees, consultants and directors of the Company. The 1998 Plan provides additional stock to continue the Company's policy of equity ownership by officers, employees, consultants and directors as an incentive to contribute to the Company's success.

      Options granted under the 1998 Plan may be either "incentive stock options" within the meaning of Section 422 of the Code or nonstatutory stock options at the discretion of the Board of Directors and as reflected in the terms of the written option agreement. The 1998 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

     As of December 8, 1998, and subject to stockholder approval at the Annual Meeting, no shares had been issued upon exercise of options granted under the 1998 Plan, an aggregate of 3,250,000 options were outstanding under the 1998 Plan subject to stockholder approval and 250,000 shares remained available for future grants. As of December 8, 1998, the fair market value of shares underlying outstanding options was approximately $1,072,500 based upon the closing price of $0.33 per share for the Common Stock as reported on the OTC Bulletin Board on such date. Options to purchase the following respective numbers of shares under the 1998 Plan have been granted to the following executive officers and directors subject to stockholder approval as provided in Proposal 5: 1,000,000 shares to Mr. Vanco; 200,000 shares to each of Messrs. Cremer, Gay, Khoury, Voicu, Allan, Tanigami and Verderico; 250,000 shares to each of Messrs. Kovalik and Mogri; 150,000 shares to Mr. Felton-Priestner; and 100,000 shares to Mr. Reynolds. The exercise price of all such options is $0.125 per share. Except as set forth above, the Company cannot now determine the exact number of options to be granted in the future to the directors and Named Officers, all current executive officers as a group or all employees (excluding executive officers) under the 1998 Plan.

PURPOSE

      The purpose of the 1998 Plan is to provide special additional incentives to eligible employees, consultants, officers and directors whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain qualified personnel for the successful conduct of its business. The 1998 Plan is intended to serve as an extra measure to enable the Company to attract and retain key executives, directors and employees by providing them with a special incentive since at this time it is particularly difficult to attract and retain qualified persons in view of the Company's financial condition. Highly qualified executives and employees are highly sought after by companies in far stronger financial condition. If the Company is to succeed it will need to retain its executives and employees and prevent them from being lured away by companies with far greater financial resources. The 1998 Plan is intended as an additional tool to provide the incentives necessary to retain existing officers, directors and employees and attract new officers, directors and employees at a time when working with the Company may not appear as attractive as working for other companies which may be financially better situated.

ADMINISTRATION

      The 1998 Plan may be administered by the Board of Directors or by a committee of the Board of Directors and shall be administered in a manner that complies with Rule 16b-3 under the Exchange Act. Currently, the 1998 Plan is administered by the Board of Directors. Members of the Board of Directors receive no additional compensation for their services in connection with the administration of the 1998 Plan. All questions of interpretation of the 1998 Plan are determined by the Board of Directors or its committee and its decisions are final and binding upon all participants. In addition the Company has established a Non-Section 16 Option Committee which may make grants of options to purchase up to 50,000 to persons who are not directors or executive officers of the Company. This Committee currently consists of the Chief Executive Officer of the Company.

ELIGIBILITY

      The 1998 Plan provides that either incentive stock options or nonstatutory stock options may be granted to employees (including officers and directors who are also employees) of the Company or any of its subsidiaries. In addition, the 1998 Plan provides that nonstatutory stock options may be granted to consultants and directors of the Company or any of its subsidiaries. The Board of Directors or its committee selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company, and other relevant factors.

      The 1998 Plan provides that the maximum number of shares of Common Stock which may be granted under options (or rights) to any one employee during any fiscal year shall be 2,000,000. This limitation is intended to preserve the Company's ability to deduct for federal income tax purposes any compensation expense relating to stock options granted to certain executive officers under the 1998 Plan. Without this limitation, federal tax legislation enacted in 1993 might not allow the Company to deduct such compensation expense.

      In addition to the foregoing limitation on discretion for certain grants, there is also a limit on the aggregate market value of shares subject to all incentive stock options that may be granted to an optionee during any calendar year.

TERMS OF OPTIONS

      Each option is evidenced by a stock option agreement between the Company and the optionee. Each option is subject to the following additional principal terms and conditions:

      (a) Exercise of the Option. The Board of Directors or its committee determines when options may be exercised. In general, such options become exercisable as to one-fourth of the total shares granted on the one-year anniversary of the date of grant with the remainder becoming exercisable on a ratable monthly basis over the three year period thereafter, for so long as the optionee remains an employee of or consultant to the Company. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering of payment of the purchase price. The option exercise price may be paid in cash, promissory note, shares of the Company's Common Stock, or through a broker-dealer sale and remittance procedure which will allow the optionee to exercise the option and sell the purchased shares on the same day, with the sale proceeds used to satisfy the option price payable for the purchased shares.

      (b) Exercise Price. The exercise price of each option granted under the 1998 Plan is determined by the Board of Directors or its committee and, in the case of an incentive stock option, may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. The fair market value per share is equal to the closing price of the Company's Common Stock on the OTC Bulletin Board on the last market trading day prior to the date of grant. In the case of an incentive stock option granted to an optionee who owns more than 10% of the voting power of all classes of stock of the Company, its parent or subsidiaries, the exercise price must not be less than 110% of the fair market value on the date of the grant.

      (c) Termination of Employment. Currently, the 1998 Plan provides that if the optionee's employment or consulting relationship terminates for any reason other than disability or death, options under the 1998 Plan may be exercised during the period of time determined by the Board or Committee at the date of grant but not later than six months (three months in the case of an incentive stock option) after such termination and may be exercised only to the extent the option was exercisable on the date of termination. In no event (either under the current terms of the 1998 Plan or under the proposed amendments thereto) may an option be exercised by any person after the expiration of its term.

      (d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his total and permanent disability, options may be exercised within six months of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may an option be exercised after its expiration date.

      (e) Death. Under the 1998 Plan, if an optionee should die while employed or retained by the Company, options may be exercised within six months after the date of death (or such other period of time not exceeding twelve months as is determined by the Board or its committee and specified in the option agreement) to the extent the options would have been exercisable on the date of death. In no event may an option be exercised after its expiration date.

      (f) Term of Options. The 1998 Plan provides that options granted under the 1998 Plan shall be exercisable during the period of time specified by the Board of Directors or its committee as provided in the option agreement but as to incentive stock options, no later than ten years from the date of grant. In general, these agreements provide for a term of ten years. Incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of the Company, its parents or subsidiaries, may not in any case have a term of more than five years. No option may be exercised by any person after its expiration date.

      (g) Options Not Transferable. An option is not transferable by the optionee other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime and in the event of the optionee's death by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the optionee's death.

      (h) Acceleration of Options. In the event of a merger of the Company with or into another corporation or a sale of substantially all of the Company's assets, each option will be assumed or an equivalent option substituted by the successor corporation. In the event that the successor corporation does not assume the option or substitute an equivalent option, the Board shall provide that the exercisability of all outstanding options shall be automatically accelerated and that the options shall be exercisable for a period of not less than 15 days following the date notice of such acceleration is given.

      (i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1998 Plan as may be determined by the Board of Directors or its committee.

OTHER AWARDS

      The 1998 Plan also allows the Company to grant SARs, stock purchase rights and long-term performance awards. SARs may be granted in connection with or independent of options and entitle the holder thereof to receive an amount, in cash or Common Stock, at the Company's discretion, equal to the excess of the fair market value of the shares subject to the SAR on the date of its exercise over the fair market value on the date of grant. Stock purchase rights allow an offeree to purchase stock, subject to a right of the Company to repurchase unvested shares in the event of termination of employment. Shares purchased pursuant to stock purchase rights vest over time, based on continued employment. Long-term performance awards are cash or stock bonus awards which may be earned over a specified period after grant, based upon performance or employment factors. No SARs, stock purchase rights or long-term performance awards have been granted under the 1998 Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      In the event any change is made in the Company's capitalization upon any stock split, reverse stock split, stock dividend, combination or reclassification of Common Stock or any other increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option, the number of shares subject to each option, the annual limitation on grants to employees, as well as the number of shares available for issuance under the 1998 Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate unless otherwise provided by the Board of Directors or its committee.

AMENDMENT AND TERMINATION

      The Board of Directors may amend the 1998 Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval is required for any amendment to the 1998 Plan that increases the number of shares that may be issued under the 1998 Plan, modifies the standards of eligibility, modifies the limitation on grants to employees described in the 1998 Plan or results in other changes which would require stockholder approval to qualify options granted under the 1998 Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted under the 1998 Plan. Unless sooner terminated, the 1998 Plan will terminate on December 31, 2002, provided that any outstanding option, SAR, stock purchase right or long term performance award under the 1998 Plan shall remain outstanding until they expire by their terms.

UNITED STATES FEDERAL INCOME TAX INFORMATION

      The following is a brief summary of the U.S. federal income tax consequences of transactions under the Option Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular optionee based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all optionees to consult their own tax advisor concerning the tax implications of option grants and exercises and the disposition of stock acquired upon such exercises, under the Option Plan.

      Options granted under the Option Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by
Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise, except to the extent that such exercise causes the optionee to incur alternative minimum tax. (See discussion below.) The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current U.S. federal income tax rate on long-term capital gains is 20% whereas the maximum rate on other income is 39.6%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

      All other options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee's current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

      Stock purchases, stock appreciation rights and long-term performance awards will generally be taxed in the same manner as the exercise of a nonstatutory stock option.

ALTERNATIVE MINIMUM TAX

      The exercise of an incentive stock option may subject the optionee to the alternative minimum tax under Section 55 of the Code. The alternative minimum tax is calculated by applying a tax rate of 26% to alternative minimum taxable income of joint filers up to $175,000 ($87,500 for married taxpayers filing separately) and 28% to alternative minimum taxable income above that amount. Alternative minimum taxable income is equal to (i) taxable income adjusted for certain items, plus (ii) items of tax preference less (iii) an exemption amount of $45,000 for joint returns, $33,750 for unmarried individual returns and $22,500 in the case of married taxpayers filing separately (which exemption amounts are phased out for upper income taxpayers). Alternative minimum tax will be due if the tax determined under the foregoing formula exceeds the regular tax of the taxpayer for the year.

      In computing alternative minimum taxable income, shares purchased upon exercise of an incentive stock option are treated as if they had been acquired by the optionee pursuant to exercise of a nonstatutory stock option. As a result, the optionee recognizes alternative minimum taxable income equal to the excess of the fair market value of the Common Stock on the date of exercise over the option exercise price. Because the alternative minimum tax calculation may be complex, optionees should consult their own tax advisors prior to exercising incentive stock options.

      If an optionee pays alternative minimum tax, the amount of such tax may be carried forward as a credit against any subsequent year's regular tax in excess of the alternative minimum tax for such year.

      THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON HOLDERS OF OPTIONS OR UPON THE COMPANY AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IT ALSO DOES NOT REFLECT PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH AN OPTIONEE MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES.

RESTRICTIONS ON RESALE

      The Special Option Grants are intended to provide extra incentive necessary to retain existing officers, directors and employees and attract new officers, directors and employees at a time when working with the Company may not appear as attractive as working for Companies financially better situated. Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

VOTE REQUIRED

      The affirmative vote of a majority of the Votes Cast is required to approve the proposed amendments to the 1998 Plan. If an insufficient number of affirmative votes are obtained, the amendments to the 1998 Plan will not be implemented.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" APPROVAL OF THE 1998 SPECIAL EQUITY INCENTIVE PLAN AND TO RESERVE 3,500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                                   PROPOSAL 5
         APPROVAL OF OPTION GRANTS TO EXECUTIVE OFFICERS AND DIRECTORS
                  UNDER THE 1998 SPECIAL EQUITY INCENTIVE PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve specific grants of options to the Company's executive officers and directors under the 1998 Plan. To provide appropriate incentive to the Company's executive officers and directors to continue to provide services, the Company has granted options to the executive officers and directors as follows:
1,000,000 shares to Mr. Vanco; 200,000 to each of Messrs. Vanco, Cremer, Gay, Khoury, Voicu, Allan, Tanigami and Verderico; 250,000 shares to each of Messrs. Kovalik and Mogri; 150,000 shares to Mr. Felton-Priestner; and 100,000 shares to Mr. Reynolds (collectively, the "Special Option Grants"). The exercise price for such options was $0.125 per share. Although the Special Option Grants are not required to be submitted to a vote of security holders under applicable law, those grants, by their terms, are subject to stockholder approval. The Special Option Grants are being submitted for a vote to afford the stockholders the opportunity to consider and approve or reject such options. If the grants are not approved at the Annual Meeting then the grants will not be effective. The stockholders are being asked to approve at the Annual Meeting the Special Option Grants.

DESCRIPTION OF THE SPECIAL OPTION GRANTS

      The Special Option Grants will be issued pursuant to the terms of the 1998 Plan. All such options will vest and become exercisable as to 25% of the total number of options granted to each person on the date one year following the date of grant, with the remainder of the options vesting and becoming exercisable ratably on a monthly basis over the three years thereafter for as long as the grantee continues to provide services to the Company. The Options will have a term of 10 years.

      The Special Option Grants have been necessitated by the condition of the Company's business, and its financial condition and results of operations. The Company is at a crucial time in its existence. The Company has incurred significant losses and experienced significant negative cash flow from operations for over two years. Such negative cash flow has significantly reduced the Company's available capital, impaired its ongoing business and resulted in the Company having negative net worth. See the Annual Report on Form 10-K for the fiscal year ended May 3, 1998 accompanying this Proxy Statement. The Company's President resigned in March 1998 and its Chief Financial Officer resigned in May 1998. The Company's new executive team is making extensive efforts on behalf of the Company, however, it is believed necessary to provide such individuals with appropriate incentives to motivate them properly, to retain their services and to be able to attract and retain other key employees. It is believed that similar motivation is necessary to retain the services of current and future directors of the Company. Highly qualified executives and employees are highly sought after by companies in far stronger financial condition. If the Company is to succeed it will need to retain its executives and employees and prevent them from being lured away by companies with far greater financial resources. The Special Option Grants are intended to provide extra incentives to help retain existing officers, directors and employees and attract new officers, directors and employees at a time when working with the Company may not appear as attractive as working for companies which are financially better situated.

VOTE REQUIRED

      The affirmative vote of a majority of the Votes Cast is required to approve the Special Option Grants. If an insufficient number of affirmative votes are obtained, the Special Option Grants will not be effective.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE SPECIAL OPTION GRANTS.

                                   PROPOSAL 6
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected PriceWaterhouse Coopers LLP, independent auditors, to audit the financial statements of the Company for the year ending April 30, 1999, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

      Representatives of PriceWaterhouse Coopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. The representatives also are expected to be available to respond to appropriate questions from stockholders. The Board of Directors believes that reappointing PriceWaterhouse Coopers LLP is in the best interest of the Company.

VOTE REQUIRED

      The affirmative vote of a majority of the Votes Cast is required to ratify the appointment of PriceWaterhouse Coopers LLP as the Company's independent auditors.

      THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSE COOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1999.

                EXECUTIVES, COMPENSATION AND RELATED INFORMATION

EXECUTIVE OFFICERS AND KEY PERSONNEL

      The executive officers and certain key personnel of the Company are as follows:

   NAME                       AGE    POSITION(S)
   ----                       ---    -----------
   Radu M. Vanco.............  49    President, Chief Executive Officer and Director
   Marc H. Cremer............  34    Vice President Strategic Business Development
   William Felton-Priestner..  31    Vice President, Information Systems and
                                         Product Planning
   Thomas E. Gay III.........  50    Vice President, Finance and Administration
                                         and Chief Financial Officer
   Bassam I. Khoury..........  38    Vice President, Marketing
   Irv Kovolik...............  61    Vice President, Sales
   Juzer Mogri...............  45    Vice President, Mixed Signal Products
   Frank Reynolds............  53    Vice President, Distribution Sales
   Gelu Voicu................  49    Vice President, Product Engineering and
                                         Manufacturing

      Radu M. Vanco has served the Company as President and Chief Executive Officer since March 1998 and as a director since November 1995. From October 1996 to March 1998 he served as Executive Vice President of Engineering, from October 1996 to December 1997 as Chief Operating Officer, and from November 1992 to October 1995 as Vice President, Engineering. From 1991 to 1992, Mr. Vanco served as product line director at Cypress Semiconductor. From 1985 to 1991, Mr. Vanco held various technical positions at SEEQ Technology, Inc. Mr. Vanco holds an M.S. in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.

      Mr. Cremer has served the Company as Vice President, Sales since March 1998. From April 1997 to March 1998, he served the Company as Director of North American Sales and as Eastern U.S. Area Sales Manager from February 1997 when he joined the Company until April 1997. From 1995 to 1997, Mr. Cremer held various sales management positions at Exel Microelectronics, Inc., a semiconductor company, most recently as national sales manager. From 1993 to 1995, Mr. Cremer held the position of sales engineer at Sales Engineering Concepts, Inc., a manufacturers representative. From 1990 to 1993, he held various sales management and field applications positions for Xicor, Inc., a semiconductor company. Mr. Cremer holds a B.S. in Electrical Engineering from Northeastern University.

      Mr. Felton-Priestner has served the Company as Vice President, Information Systems and Product Planning since December 1998 and as Director of IS/Planning from September 1997 through December 1998. From June 1994 to September 1997, he was IS Manager for the Company. From October 1993 to June 1994 he was a programmer analyst for the Company. From January 1990 to October 1993 he served as MIS Administrator of The Lutz Snyder Company, a real estate sales company.

      Mr. Gay has served the Company as Vice President, Finance and Administration, and Chief Financial Officer since May 1998. From August 1997 to May 1998 he was Controller of Wireless Access, Inc., a communications device manufacturing company. From April 1993 to May 1994, he was Controller for the Company and from July 1994 to November 1996 he was a contract accountant for the Company. From July 1988 to July 1992, he was controller of Sanmina Corporation, a contract manufacturing company. Mr. Gay holds a B.S. in Accounting from San Diego State University.

      Mr. Khoury has served the Company as Vice President, Marketing since March 1998. From April 1997 to March 1998, Mr. Khoury served the Company as Director of Marketing, from July 1995 to March 1997, as Product Line Director of EEPROMs and as Director of Product Engineering from May 1994 when he joined the Company until July 1995. From 1991 to 1994, Mr. Khoury held the position of product engineering manager at Cypress Semiconductor. From 1987 to 1991, he held the position of product engineering manager at Seeq Technology, Inc. Mr. Khoury holds a B.S. in Electrical and Electronic Engineering from University of Virginia Tech.

      Mr. Kovalik has served the Company as Vice President, Sales since December 1998 after joining the Company in November 1998. From January 1998 to November 1998, he was Director of Strategic Sales for Alliance Semiconductor, Inc., a semiconductor company. From January 1997 to January 1998, he was Vice President of Sales for Nova Web Technologies, Inc., a modem manufacturer. From September 1995 to January 1997, he was Director of Strategic Sales for Sequel, Inc., a semiconductor company. From June 1992 to June 1995, he was Vice President, Sales of the Company.

      Mr. Mogri has served the Company as Vice President, Mixed Signal Products since December 1998 after joining the Company in November 1998. From June 1997 to present, he has served as President of Gigahertz Microcircuits, a semiconductor design consulting company. From March 1995 to June 1997, he was Staff Circuit Design Engineer for Integrated Circuit Systems, Inc., a semiconductor company. From July 1994 to February 1995, he was Engineering Manager for Chaplet Communications, a communications systems developer. From July 1992 to June 1994, he was Staff Circuit Design Engineer of Motorola-Indala Corp., a security system manufacturer.


      Mr. Reynolds has served the Company as Vice President, Distribution Sales since December 1998 when he joined the Company. From October 1997 to December 1998, he was Director of Distributor Sales for Xicor Inc., a semiconductor manufacturer. From January 1995 to July 1997, he was General Manager for Nu Horizons Inc., a semiconductor distributor. From December 1989 to December 1994, he was Director of Distributor Sales for Cirrus Logic, Inc., a semiconductor company.

      Mr. Voicu has served the Company as Vice President, Product Engineering and Manufacturing since April 1998. From July 1995 to April 1998 he was Director of Flash Product Line for the Company. From October 1993 to July 1995 he was Manager of Product Engineering of the Company. From June 1991 to October 1993 he served with Cypress Semiconductor, Inc., a semiconductor company, most recently as Senior Product Engineer. Mr. Voicu holds his M.S. in Electrical Engineering from the Polytechnical Institute, Bucharest, Romania.


EXECUTIVE COMPENSATION

      The following table shows the compensation paid by the Company in fiscal 1998, 1997 and 1996 to (i) the Company's Chief Executive Officer and his predecessor who left the Company in March 1998, (ii) the four most highly compensated officers other than the Chief Executive Officer who served as executive officers at April 30, 1998 and (iii) one highly compensated individual who would have qualified under (ii) above except he was not serving as an executive officer as of April 30, 1998 (collectively, the "Named Officers").

                          SUMMARY COMPENSATION TABLE

                                                Annual Compensation                 Long Term Compensation
                                              ----------------------    ---------------------------------------------
                                                                                    Awards           Payouts
                                                                                  ----------  -----------------------
                                                                         Other
                                                                         Annual   Restricted  Securities                 All Other
    Name and Principal             Fiscal                                Compen-     Stock    Underlying      LTIP       Compensa-
         Position                   Year      Salary($)     Bonus($)    sation($)  Awards($)  Options(#)    Payouts($)   tion($)(4)
    -----------------              ------     --------      --------    --------- ----------  ----------    ----------   ----------
C. Michael Powell (1) ............  1998      $292,500      $ 80,658        --        --       549,000(2)        --      $702,957(5)
   Former Chairman, President       1997      $337,500      $ 77,459        --        --       250,000(3)        --      $ 14,028
   and Chief Executive Officer      1996      $331,501      $ 38,210        --        --       150,000           --      $ 13,577

Radu M. Vanco ....................  1998      $225,000      $ 69,391        --        --       313,166(2)        --      $    609
   President and Chief              1997      $231,879      $ 95,441        --        --       227,500(3)        --      $    609
   Executive Officer                1996      $222,270      $  9,334        --        --       142,500           --      $    513

Marc H. Cremer ...................  1998      $203,418            --        --        --        75,000(2)        --      $    288
   Vice President of Sales          1997      $ 24,000      $ 15,540        --        --        25,000           --            --
                                    1996            --            --        --        --            --           --            --

Bassam Khoury ....................  1998      $140,732            --        --        --        74,746(2)        --      $    106
   Vice President of                1997      $147,574            --        --        --        41,430(3)        --      $     87
   Marketing                        1996      $141,886      $ 20,000        --        --        25,000           --      $     73

Gelu Voicu .......................  1998      $126,523            --        --        --        83,000(2)        --      $    183
   Vice President of                1997      $131,323            --        --        --        64,500(3)        --      $    174
   Product Engineering and          1996      $ 98,288            --        --        --        34,500           --      $    153
   Manufacturing

Daryl E. Stemm (1) ...............  1998      $125,000            --        --        --       125,000(2)        --      $     91
   Former Vice President,           1997      $108,654            --        --        --       114,900(3)        --      $     66
   Finance and Administration,      1996      $ 96,463            --        --        --        33,000           --      $     42
   and Chief Financial Officer

Chris P. Carstens (1) ............  1998      $168,596            --        --        --       150,000(2)        --      $ 47,427(6)
   Former Vice President,           1997      $129,808            --        --        --        75,000(3)        --      $    261
   Quality and Reliability          1996      $134,770            --        --        --        50,000           --      $    261

----------

(1) Mr. Powell's employment with the Company terminated March 19, 1998 on which date Mr. Vanco became President and Chief Executive Officer. Mr. Stemm's employment with the Company terminated May 29, 1998. Mr. Carstens employment with the Company terminated April 13, 1998.

(2) Options listed for fiscal 1998 long-term compensation awards reflect options granted as a result of repricings (and consequent cancellation of previously granted options) on January 15, 1998. See "Ten-Year Option Repricings." Options to purchase the following number of shares granted to the following persons in fiscal 1998 were issued as a result of the repricing on January 15, 1998 of previously granted options: Mr. Powell - 549,000; Mr. Vanco - 313,166; Mr. Cremer - 75,000; Mr. Khoury - 74,746;
      Mr. Voicu - 83,000; Mr. Stemm - 125,000; Mr. Carstens - 150,000. Such
      repriced options have been reflected as grants in prior fiscal year long-term compensation awards to the extent applicable, however, the 75,000 shares granted to Mr. Cremer do not include 50,000 share previously granted in fiscal 1998 to Mr. Cremer, and the 83,000 shares granted to Mr. Voicu do not include 15,000 shares previously granted in fiscal 1998 to Mr. Voicu. The repriced options retain the same vesting schedule as the options that were replaced but may be exercised for a period of ten years following the date of the repricing.

      Does not include options granted to the following individuals prior to the end of fiscal 1998 which options remain subject to stockholder approval of an increase in the number of shares available under the Company's stock option plan: Mr. Vanco - 100,000; Mr. Cremer - 25,000; Mr. Khoury - 20,000; Mr. Voicu - 20,000; Mr. Stemm - 25,000. Also does not include options proposed to be granted to the following individuals for which stockholder approval is being sought in Proposal 5 above: Mr. Vanco - 1,000,000; Mr. Cremer - 200,000; Mr. Khoury - 200,000; and Mr. Voicu -
      200,000.

(3) Options listed for fiscal 1997 long-term compensation awards reflect options granted as a result of repricings (and consequent cancellation of previously granted options) on December 3, 1996. See Option Repricing Table. Options to purchase the following number of shares granted to the following persons in fiscal 1997 were issued as a result of the repricing on December 3, 1996 of previously granted options: Mr. Powell - 150,000; Mr. Vanco - 167,500; Mr. Khoury - 31,430; Mr. Voicu - 44,500; Mr. Stemm -
      33,000; Mr. Carstens - 50,000. Such repriced options have been reflected as grants in prior fiscal year long-term compensation awards to the extent applicable. The repriced options retain the same vesting schedule as the options that were replaced but may be exercised for a period of ten years following the date of the repricing.

(4) The amount included under "All Other Compensation" for each Named Officer other than Messrs. Powell and Carstens represents the assigned dollar value of group term life insurance premiums paid by the Company for the benefit of such Named Officer.

(5) $422,500 represents Mr. Powell's severance and benefits accrued upon his termination of employment and $263,429 represents the forgiveness of a loan owed to the Company upon termination of his employment with the Company, plus a tax gross-up for such payment pursuant to a loan forgiveness agreement with the Company. The remainder represents life insurance premiums and the assigned value of group term life insurance premiums paid by the Company for the benefit of such Named Officer. See "Certain Relationships and Related Transactions."

(6) $47,125 represents Mr. Carstens' severance and benefits accrued upon his termination of employment. The remainder represents the assigned value of group term life insurance premiums paid by the Company for the benefit of such Named Officer. See "Certain Relationships and Related Transactions."

EMPLOYEE BENEFIT PLANS

      Each current Named Officer is entitled to participate in the Option Plan. The Option Plan provides for the grant of options, stock purchase rights, SARs and long-term performance awards.

      The following table sets forth certain information with respect to stock options granted during fiscal 1998 to the Named Officers. No SARs were granted in fiscal 1998. In accordance with the rules of the Securities and Exchange Commission, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation from the option exercise price of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                         OPTION GRANTS IN FISCAL 1998

                                                                                            Potential Realizable Value at
                                                                                            Assumed Annual Rates of Stock
                                             Individual Grants                            Price Appreciation for Option Term
                              -------------------------------------------------       ------------------------------------------
                                                Percent of
                                Number of         Total
                               Securities        Options
                               Underlying       Granted to           Exercise
                                 Options       Employees in           or Base         Expiration
      Name                    Granted(#)(1)    Fiscal Year(5)       Price($/SH)          Date               5%($)        10%($)
-----------------             -------------    -------------        -----------       ----------          --------      --------
C. Michael Powell .......       230,770(2)           N/A              $ 1.0625          01/14/08          $154,200      $390,775
                                 68,230(2)           N/A              $ 1.0625          01/14/08          $ 45,591      $115,537
                                 50,000(2)           N/A              $ 1.0625          01/14/08          $ 33,410      $ 84,668
                                100,000(2)           N/A              $ 1.0625          01/14/08          $ 66,820      $169,355
                                100,000(2)           N/A              $ 1.0625          01/14/08          $ 66,820      $169,335

Radu M. Vanco ...........        22,315(2)           N/A              $ 1.0625          01/14/08          $ 14,910      $ 37,787
                                 10,185(2)           N/A              $ 1.0625          01/14/08          $  6,806      $ 17,247
                                 30,000(2)           N/A              $ 1.0625          01/14/08          $ 20,046      $ 50,801
                                 35,666(2)           N/A              $ 1.0625          01/14/08          $ 23,832      $ 60,395
                                 50,000(2)           N/A              $ 1.0625          01/14/08          $ 33,410      $ 84,668
                                 50,000(2)           N/A              $ 1.0625          01/14/08          $ 33,410      $ 84,668
                                 55,000(2)           N/A              $ 1.0625          01/14/08          $ 36,751      $ 93,134
                                 60,000(2)           N/A              $ 1.0625          01/14/08          $ 40,092      $101,601

Marc H. Cremer ..........        50,000(3)           8.5%             $ 1.6250          06/17/07               N/A           N/A
                                 50,000(4)           N/A              $ 1.0625          01/14/08          $ 33,410      $ 84,668
                                 25,000(2)           N/A              $ 1.0625          01/14/08          $ 16,705      $ 42,334

Bassam Khoury ...........        25,000(3)           4.2%             $ 1.6250          06/17/07               N/A           N/A
                                 25,000(4)           N/A              $ 1.0625          01/14/08          $ 16,705      $ 42,334
                                  2,482(2)           N/A              $ 1.0625          01/14/08          $  1,658      $  2,447
                                  3,834(2)           N/A              $ 1.0625          01/14/08          $  2,562      $  6,492
                                  2,000(2)           N/A              $ 1.0625          01/14/08          $  1,336      $  1,756
                                 11,430(2)           N/A              $ 1.0625          01/14/08          $  7,638      $ 19,355
                                 10,000(2)           N/A              $ 1.0625          01/14/08          $  6,682      $ 16,934
                                 10,000(2)           N/A              $ 1.0625          01/14/08          $  6,682      $ 16,934
                                 10,000(2)           N/A              $ 1.0625          01/14/08          $  6,682      $ 16,934

Gelu Voicu ..............        15,000(3)           2.5%             $2.28125          10/16/07               N/A           N/A
                                 15,000(4)           N/A              $ 1.0625          01/14/08          $ 10,023      $ 25,400
                                  6,000(2)           N/A              $ 1.0625          01/14/08          $  4,009      $ 10,160
                                  7,500(2)           N/A              $ 1.0625          01/14/08          $  5,012      $ 12,700
                                 24,500(2)           N/A              $ 1.0625          01/14/08          $ 16,371      $ 41,487
                                 10,000(2)           N/A              $ 1.0625          01/14/08          $  6,682      $ 16,934
                                 10,000(2)           N/A              $ 1.0625          01/14/08          $  6,682      $ 16,934
                                 10,000(2)           N/A              $ 1.0625          01/14/08          $  6,682      $ 16,934

Daryl E. Stemm ..........         1,373(2)           N/A              $ 1.0625          01/14/08          $    917      $  2,325
                                  8,727(2)           N/A              $ 1.0625          01/14/08          $  5,831      $ 14,778
                                 33,000(2)           N/A              $ 1.0625          01/14/08          $ 22,051      $ 55,881
                                 56,900(2)           N/A              $ 1.0625          01/14/08          $ 38,021      $ 96,352
                                 25,000(2)           N/A              $ 1.0625          01/14/08          $ 16,705      $ 42,334

Chris P. Carstens .......        30,000(2)           N/A              $ 1.0625          01/14/08          $ 20,046      $ 50,801
                                 10,000(2)           N/A              $ 1.0625          01/14/08          $  6,682      $ 16,934
                                 35,000(2)           N/A              $ 1.0625          01/14/08          $ 23,387      $ 59,267
                                 25,000(2)           N/A              $ 1.0625          01/14/08          $ 16,705      $ 42,334
                                 25,000(2)           N/A              $ 1.0625          01/14/08          $ 16,705      $ 42,334
                                 25,000(2)           N/A              $ 1.0625          01/14/08          $ 16,705      $ 42,334

----------

(1) Does not include options granted by the Board of Directors to the following Named Officers in fiscal 1998 which options remain subject to stockholder approval of the Board's increase in the number of shares available under the Company's stock option plan: Mr. Vanco - 100,000; Mr. Cremer - 25,000; Mr. Khoury - 20,000; Mr. Voicu - 20,000; Mr. Stemm - 25,000. Also does not include options expected to be granted by the Board of Directors to the following Named Officers which grants remain subject to stockholder approval of the 1998 Plan and such grants: Mr. Vanco - 1,000,000; Mr. Cremer - 200,000; Mr. Gay - 200,000; Mr. Khoury - 200,000;
      and Mr. Voicu - 200,000.

(2) Represents an option granted in December 1998 in replacement of a previously outstanding option with an exercise price above $1.0625 in connection with the repricing of such option.

(3) The referenced options were originally granted in fiscal 1998 and were subsequently repriced in the same fiscal year on January 15, 1998. The grant constituting the repricing is reflected in the next entry in the table. See Note 4 below and "Ten-Year Option Repricings" below. The 5% and 10% "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" have not been included since such options were replaced by such repricing in the same fiscal year.

(4) This option constitutes the repricing of the option originally granted during fiscal 1998 as reported in the preceding entry in this table. See
      Note 2 above and "Ten-Year Option Repricings" below.

(5) The "Percent of Total Options Granted to Employees in Fiscal Year" has been provided only as to options originally granted during fiscal 1998 and not as to repricings.

      The following table sets forth information with respect to options exercised in fiscal 1998 by the Named Officers and the value of unexercised options at April 30, 1998.

                    AGGREGATE OPTION EXERCISES IN FISCAL 1998
                       AND FISCAL YEAR-END OPTION VALUES

                                                                 Number of Securities
                                                                      Underlying             Value of Unexercised
                                                                Unexercised Options at      In-the-Money Options at
                                                                 April 30, 1998(#)(1)        April 30, 1998($)(2)
                             Shares Acquired      Value      ---------------------------  ---------------------------
      Name                   on Exercise(#)     Received($)  Exercisable   Unexercisable  Exercisable   Unexercisable
-----------------            ---------------    -----------  -----------   -------------  -----------   -------------
C. Michael Powell..........         0               0           549,000            --          0              0
Radu M. Vanco..............         0               0           101,298       211,864          0              0
Marc H. Cremer.............         0               0            22,395        52,604          0              0
Bassam Khoury..............         0               0            30,231        44,511          0              0
Gelu Voicu.................         0               0            43,959        39,037          0              0
Daryl E. Stemm.............         0               0            50,403        74,597          0              0
Chris P. Carstens..........         0               0            96,415            --          0              0

----------

(1) Does not include options granted by the Board of Directors to the following Named Officers in fiscal 1998 which options remain subject to stockholder approval of the Board's increase in the number of shares available under the Company's stock option plan: Mr. Vanco - 100,000; Mr. Cremer - 25,000; Mr. Khoury - 20,000; Mr. Voicu - 20,000; Mr. Stemm - 25,000.

(2) Represents the market price at fiscal year end ($0.8125) less the exercise price. For purposes of this calculation, the fiscal year end market price of the shares is deemed to be the closing sale price of the Company's Common Stock as reported on the NASDAQ Stock Market on April 30, 1998.

DIRECTOR COMPENSATION

      In addition to options granted pursuant to the Company's stock option plans, nonemployee directors (including directors who are consultants) receive quarterly fees in an amount equal to $3,600 for each quarter in which such director attends a Board meeting. See "Certain Relationships and Related Transactions" for other payments and arrangements with directors.

      Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Report on Compensation of Executive Officers, Report on Repricings of Options and Performance Graph shall not be deemed to be incorporated by reference into any such filings.

REPORT ON COMPENSATION OF EXECUTIVE OFFICERS

      The following is a report of the Compensation Committee of the Board of Directors of the Company (the "Committee") describing the compensation philosophy and parameters applicable to the Company's executive officers with respect to the compensation paid to such officers during fiscal 1998. The actual compensation paid to the Named Officers during fiscal 1998 is shown in the "Summary Compensation Table."

      The Committee is responsible for reviewing the Company's compensation policies and the actual compensation paid to the Company's executive officers. At the end of fiscal 1998, the Committee was comprised of two (2) of the non-employee directors, Hideyuki Tanigami and Patrick Verderico. All policies and actual compensation were submitted to the full Board for final approval.

      Compensation Philosophy. The general philosophy of the Company's compensation program is to offer the Company's Chief Executive Officer and other executive officers competitive compensation packages based upon both the Company's performance as well as the individual's performance and contributions. The Company's compensation policies are intended to motivate and reward highly qualified executives for long-term strategic management and the enhancement of stockholder value, to support a performance-oriented environment that rewards achievement of specific internal Company goals and to attract and retain executives whose abilities are critical to the long-term success and competitiveness of the Company. This is further subject to the Company's financial condition and results of operations. The Company's compensation program is comprised of three main components, Base Salary, Bonus Plan and Stock Options.

      Base Salary. Base salary for executive officers is set annually by reviewing the competitive pay practices of comparable companies, the skills and performance level of the individual executives and the needs of the Company.

      Bonus Plan. The Company's officers are eligible for bonuses under the terms of individual bonus arrangements. When bonuses are given, they are based upon the individual's achievement of specific corporate goals as well as the individual's experience and contributions to the success of the Company.

      During fiscal 1998, Messrs. Powell and Vanco received bonuses. See "Compensation of Chief Executive Officer" in this Report on Compensation and "Certain Relationships and Related Transactions." No other executive officer received a bonus during fiscal 1998.

      Stock Options. The Committee believes that stock options provide additional incentives to officers to work toward maximizing stockholder value. The Committee views stock options as one of the more important components of the Company's long-term, performance-based compensation philosophy. These options are provided through initial grants at or near the date of hire and through subsequent periodic grants based upon performance and promotions, as well as additional grants to provide continuing motivation as earlier grants vest in full. Options granted by the Company to its executive officers and other employees have exercise prices equal to fair market value at the time of grant and, generally, vest over a four-year period. In addition, on January 15, 1998 the Company repriced its outstanding options to $1.0625 per share, the then current fair market value of the Company's Common Stock.

      Severance Arrangements. See "Certain Relationships and Related Transactions" for a description of severance arrangements for the executive officers.

      Compensation for the Chief Executive Officer. Mr. Vanco's base salary was established at a level which the Committee determined to be similar to the amounts paid by comparably sized companies similarly situated. He also received a bonus of $69,391 in fiscal 1998 which equaled the principal and accrued interest due and payable on a loan owed to the Company, plus a tax gross-up for such payment pursuant to a loan forgiveness agreement with the Company. While Mr. Powell was Chief Executive Officer his base salary was established at a level which the Committee determined to be similar to the amounts paid by comparably sized companies. He also received a bonus of $80,658 in fiscal 1998 which equaled the principal and accrued interest due and payable on a loan owed to the

Company, plus a tax gross-up for such payment pursuant to a loan forgiveness agreement with the Company. See "Certain Relationships and Related Transactions."

      The Committee considers equity based compensation, in the form of stock options, to be an important component of a Chief Executive Officer's compensation. These grants are intended to motivate leadership for long-term Company growth and profitability. During fiscal 1998, Mr. Vanco was granted options to purchase 100,000 shares of the Company's Common Stock at the exercise price of $0.6875, however, such options are not effective unless and until an increase in the number of shares available under the Company's option plan is approved by the Company's stockholders.

      Tax Deductibility of Executive Compensation. The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. This Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1,000,000 in any taxable year for any of the executive officers named in the Proxy Statement, unless compensation is performance-based. The Committee has studied the impact of Section 162(m) on the Company's Option Plan.

THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Hideyuki Tanigami
Patrick Verderico

REPORT ON REPRICING OF OPTIONS

      On January 15, 1998, the Board of Directors of the Company unanimously approved resolutions authorizing the repricing of certain outstanding stock options held by all then employees, including officers, and certain consultants of the Company on the terms described below. The overall purpose of the Company's stock option plan had been to attract and retain the services of the Company's employees and to provide incentives to such persons to exert exceptional efforts for the Company's success. The Committee concluded that the decline in the market value of the Company's Common Stock had diminished the value of the Company's stock option program as an element of the Company's compensation arrangements. Accordingly, the Board approved the repricing program described below.

      All outstanding and unexercised options granted prior to January 15, 1998 with an exercise price above $1.0625 per share, the closing price on January 15, 2008, held by employees of the Company, including officers, and certain consultants were repriced to the new price of $1.0625. The expiration date of the new repriced options is January 15, 2008.

THE BOARD OF DIRECTORS

Lionel M. Allan
Hideyuki Tanigami
Radu M. Vanco
Patrick Verderico

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors. During fiscal 1998, Messrs. Tanigami and Verderico served as the members of the Compensation Committee of the Board of Directors. Mr. Tanigami, Chairman of the Board of Directors was employed by the Company in various capacities from October 1985 to April 1994 including the most recent position as Vice President of Corporate Development. Messrs. Powell and Vanco participated in the Board's final approval of executive compensation matters.

                          TEN-YEAR OPTION REPRICINGS

      The Named Officers of the Company received repriced stock options on January 19, 1998, May 14, 1994, December 3, 1996 and January 15, 1998 as set forth below. This does not include a repricing of outstanding options that were approved by the Board on September 22, 1998 to $0.125:

                                                                                                        Length of
                                                                                                         Original
                                                   Number of      Market                                Option Term
                                                  Securities     Price        Exercise                  Remaining
                                                  Underlying    of Stock      Price at         New      at Date of
                                                    Option     at Time of      Time of       Exercise   Repricing
      Name and Position              Date         Repriced(#)  Repricing($)  Repricing($)    Price($)    (Months)
      -----------------        ----------------   -----------  ------------  ------------    --------   -----------
C. Michael Powell ............ January 15, 1998     230,770       $1.0625     $ 1.9375       $1.0625        76
   Former Chairman, President  January 15, 1998      68,230       $1.0625     $ 1.9375       $1.0625        76
   and Chief Executive         January 15, 1998      50,000       $1.0625     $ 2.6875       $1.0625       107
   Officer                     January 15, 1998     100,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998     100,000       $1.0625     $ 1.5625       $1.0625       111
                               December 3, 1996      50,000       $2.6875     $ 5.2500       $2.6875       104
                               December 3, 1996     100,000       $2.6875     $ 6.0000       $2.6875       111
                               May 14, 1994         250,000       $1.9375     $ 5.7500       $1.9375       117
                               January 19, 1994     250,000       $5.7500     $13.0000       $5.7500       117

Radu M. Vanco................. January 15, 1998      22,315       $1.0625     $ 1.9375       $1.0625        76
   President and Chief         January 15, 1998      10,185       $1.0625     $ 1.9375       $1.0625        76
   Executive Officer           January 15, 1998      30,000       $1.0625     $ 1.9375       $1.0625        76
                               January 15, 1998      35,666       $1.0625     $ 1.9370       $1.0625        76
                               January 15, 1998      50,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      50,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      55,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      60,000       $1.0625     $ 1.5625       $1.0625       111
                               December 3, 1996      50,000       $2.6875     $ 5.2500       $2.6875       104
                               December 3, 1996      62,500       $2.6875     $ 7.2500       $2.6875       107
                               December 3, 1996      55,000       $2.6875     $ 6.0000       $2.6875       111
                               May 14, 1994          52,221       $1.9375     $ 6.3000       $1.9375       116
                               May 14, 1994          19,445       $1.9375     $ 5.7500       $1.9375       116
                               May 14, 1994          50,000       $1.9375     $ 5.7500       $1.9375       117
                               January 19, 1994      52,221       $5.7500     $ 6.3000       $5.7500        95
                               January 19, 1994      19,445       $5.7500     $15.5000       $5.7500       103
                               January 19, 1994      50,000       $5.7500     $13.0000       $5.7500       105

Marc H. Cremer................ January 15, 1998      25,000       $1.0625     $ 2.3125       $1.0625       110
   Vice President of Sales     January 15, 1998      50,000       $1.0625     $ 1.6250       $1.0625       113

Bassam Khoury................. January 15, 1998       2,482       $1.0625     $ 1.9375       $1.0625        76
   Vice President of           January 15, 1998       3,834       $1.0625     $ 1.9375       $1.0625        76
   Marketing                   January 15, 1998       2,000       $1.0625     $ 1.9375       $1.0625        76
                               January 15, 1998      11,430       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      10,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      10,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      10,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      25,000       $1.0625     $ 1.6250       $1.0625       115
                               December 3, 1996      11,430       $2.6875     $ 4.1250       $2.6875       114

                               December 3, 1996      10,000       $2.6875     $ 7.2500       $2.6875       107
                               December 3, 1996      10,000       $2.6875     $ 5.0000       $2.6875       112
                               May 14, 1994          10,000       $1.9375     $ 5.7500       $1.9375       103
                               May 14, 1994           6,666       $1.9375     $ 5.7500       $1.9375       117
                               May 14, 1994           4,444       $1.9375     $ 5.7500       $1.9375       117
                               January 19, 1994       6,666       $5.7500     $ 7.2000       $5.7500       109
                               January 19, 1994       4,444       $5.7500     $ 9.0000       $5.7500       111

Gelu Voicu.................... January 15, 1998      15,000       $1.0625     $2.28125       $1.0625       117
   Vice President of Product   January 15, 1998       6,000       $1.0625     $ 1.9375       $1.0625        76
   Engineering and             January 15, 1998       7,500       $1.0625     $ 1.9370       $1.0625        76
   Manufacturing               January 15, 1998      24,500       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      10,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      10,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      10,000       $1.0625     $ 2.6875       $1.0625       107
                               December 3, 1996      24,500       $2.6875     $ 5.2500       $2.6875       104
                               December 3, 1996      10,000       $2.6875     $ 7.2500       $2.6875       107
                               December 3, 1996      10,000       $2.6875     $ 5.0000       $2.6875       112
                               May 14, 1994           8,000       $1.9375     $ 5.7500       $1.9375       115

Daryl E. Stemm..............   January 15, 1998       1,373       $1.0625     $ 1.9375       $1.0625        76
   Former Vice President,      January 15, 1998       8,727       $1.0625     $ 1.9375       $1.0625        76
   Finance and                 January 15, 1998      33,000       $1.0625     $ 2.6875       $1.0625       107
   Administration, and         January 15, 1998      56,900       $1.0625     $ 2.7500       $1.0625       109
   Chief Financial Officer     January 15, 1998      25,000       $1.0625     $ 1.5625       $1.0625       111
                               December 3, 1996      33,000       $2.6875     $ 6.0000       $2.6875       111
                               May 14, 1994           4,333       $1.9375     $ 5.7500       $1.9375       117
                               January 19, 1994       4,333       $5.7500     $ 6.3000       $5.7500       109

Chris P. Carstens...........   January 15, 1998      30,000       $1.0625     $ 1.9375       $1.0625        76
   Former Vice President,      January 15, 1998      10,000       $1.0625     $ 1.9375       $1.0625        76
   Quality and Reliability     January 15, 1998      35,000       $1.0625     $ 2.5000       $1.0625        70
                               January 15, 1998      25,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      25,000       $1.0625     $ 2.6875       $1.0625       107
                               January 15, 1998      25,000       $1.0625     $ 1.5625       $1.0625       111
                               December 3, 1996      25,000       $2.6875     $ 5.2500       $2.6875       104
                               December 3, 1996      25,000       $2.6875     $ 6.0000       $2.6875       111
                               May 14, 1994          30,000       $1.9375     $ 5.7500       $1.9375       115

PERFORMANCE GRAPH

      The following line graph compares the annual percentage change in the cumulative total stockholder return for the Company's Common Stock with the S&P 500 Index and the S&P Electronics (Semi/Components) Index for the period commencing May 11, 1993 (the date the Company's Common Stock first traded on The Nasdaq National Market) and ending on April 30, 1998. The graph assumes that $100 was invested on May 11, 1993, the date of the Company's initial public offering, and that all dividends are reinvested. Historic stock price performance should not necessarily be considered indicative of future stock price performance.

                      COMPARISON OF CUMULATIVE TOTAL RETURN
             AMONG CATALYST SEMICONDUCTOR, INC., THE S & P 500 INDEX
                AND THE S & P ELECTRONICS (SEMICONDUCTORS) INDEX


                                     [GRAPH]


                                                                   Cumulative Total Return
                                           ----------------------------------------------------------------------
                                           5/11/93    3/31/94      3/31/95      4/30/96      4/30/97      4/30/98
                                           -------    -------      -------      -------      -------      -------
Catalyst Semiconductor, Inc.                $100      $ 40.74      $ 37.04      $ 50.00      $ 12.50      $  6.02
S & P 500                                   $100      $103.99      $120.18      $161.10      $201.59      $284.37
S & P Electronics (Semiconductors)          $100      $139.63      $167.68      $216.52      $427.04      $451.84

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation, the Report of the Board of Directors on Option Repricing and the Performance Graph are not to be incorporated by reference into any of those previous filings; nor is such report or graph to be incorporated by reference into any future filings which the Company may make under those statutes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of December 8, 1998 by (i) each beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) each Named Officer and (iv) all current directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.


                                                                  SHARES
                                                             BENEFICIALLY OWNED
                                                          -----------------------
                                                           NUMBER        PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                      OF SHARES      OF TOTAL
------------------------------------                      ---------      --------
Elex N.V .........................................        5,500,000        39.4%
   Transportstraat 1
   B 3980
   Tessenderlo, Belgium

United Microelectronics Corp. ....................          650,000         4.7%
   No. 13, Innovation Road I
   Science-Based Industrial Park
   Hsin-Chei City, Taiwan R.O.C.

C. Michael Powell(1) .............................          549,000         3.8%

Radu M. Vanco(1) .................................          249,535         1.8%

Lionel M. Allan(1) ...............................           75,833        *

Hideyuki Tanigami(1) .............................           82,082        *

Patrick Verderico(1) .............................           15,832        *

Marc H. Cremer(1) ................................           44,770        *

William Felton-Priestner..........................           17,462        *

Bassam Khoury(1) .................................           61,013        *

Irv Kovalik.......................................                0        *

Juzer Mogri.......................................                0        *

Frank Reynolds....................................                0        *

Gelu Voicu(1) ....................................           74,085        *

Thomas E. Gay III ................................           10,000        *

Daryl E. Stemm(1) ................................          150,000         1.1%

Chris P. Carstens(1) .............................           96,415        *

All current directors and executive officers
   as a group (12 persons)(2) ....................          630,612         4.3%

----------
*   Percentage of shares beneficially owned is less than one percent of total.

(1) Includes shares issuable upon exercise of stock options as of December 8, 1998 or within 60 days thereafter as follows:

         C. Michael Powell...........    549,000 shares at $1.0625

         Radu M. Vanco...............    249,535 shares at $0.1250

         Lionel M Allan..............     20,000 shares at $5.1250
                                           5,000 shares at $5.0000
                                           2,500 shares at $1.6875
                                          48,333 shares at $0.1250

         Hideyuki Tanigami...........     66,250 shares at $0.1250
                                           2,500 shares at $1.6875
                                          13,332 shares at $6.0000

         Patrick Verderico...........     13,332 shares at $5.0000
                                           2,500 shares at $1.6875

         Marc H. Cremer..............     31,770 shares at $0.1250

         William Felton-Priestner....     17,462 shares at $0.1250

         Thomas E. Gay III...........     10,000 shares at $0.1250

         Bassam Khoury...............     48,865 shares at $0.1250

         Gelu Voicu..................     60,039 shares at $0.1250

         Daryl E. Stemm..............    150,000 shares at $1.0625

         Chris P. Carstens...........     96,415 shares at $1.0625

(2) Includes 591,418 shares issuable upon exercise of stock options as of December 8, 1998 or within 60 days thereafter, held by Messrs. Vanco, Allan, Tanigami, Verderico, Cremer, Gay, Khoury and Voicu as described in
      Note 1 above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During fiscal 1998, the Company recorded approximately $413,000 of consulting fees to Essex S.A., a Romanian corporation ("Essex"), and to certain parties affiliated with Essex, for engineering services. Radu M. Vanco, the Company's President and Chief Executive Officer indirectly owns 91% of the capital stock of Essex. Negotiations with Essex to determine the fee for such services were conducted as an arms length commercial negotiation and did not include any participation by Mr. Vanco.

      In March 1994, the Company loaned Radu M. Vanco, then Vice President Engineering and, from October 1995 to March 1998, Executive Vice President of Engineering and since then President and Chief Executive Officer, $100,000 payable in two years with interest at 6% per annum. The loan proceeds were used by Mr. Vanco for his home. On March 12, 1996, the Company and Mr. Vanco agreed to a bonus arrangement which has the effect of (a) forgiving the principal and accrued interest on the note on a monthly basis over two years commencing March 16, 1996 as long as he remains employed by the Company and (b) forgiving the principal and accrued interest immediately upon his termination without cause or upon a change in control. All principal and accrued interest on the note is immediately due and payable upon his voluntarily resignation or termination for cause. Pursuant to this arrangement, payment of the principal and accrued interest was satisfied in full in March 1998.

      In September 1995, the Company loaned C. Michael Powell, Chairman, Chief Executive Officer, President and Chief Financial Officer of the Company, $200,000 payable in five years with interest at 7% per annum. The loan proceeds were used by Mr. Powell for his home. The agreement between the parties contains a bonus arrangement which has the effect of (a) forgiving the principal and accrued interest on the note over five years on a monthly basis commencing October 7, 1995 for so long as he remains employed by the Company, (b) forgiving the principal and accrued interest immediately upon his termination without cause or upon a change of control, (c) an additional amount equal to any federal or state taxes payable with respect to such bonuses. All principal and accrued interest on the note is immediately due and payable upon his voluntarily resignation or termination for cause. Upon his termination in March 1998, the Company accrued an aggregate of $263,429 in satisfaction of such loan, all accrued interest thereon and the tax payment. In addition, the vesting of all options was accelerated.

      The Company entered into agreements with Messrs. Vanco, Cremer, Gay, Georgescu, Khoury, Voicu and Stemm dated May 1998, April 1998, June 1998, April 1998, April 1998, April 1998 and September 1995, respectively, which entitle such officers to certain severance payments in the event of an involuntary termination as a result of a merger, sale or change in ownership of the Company (a "Change of Control") and certain other benefits upon any involuntary termination by the Company without cause (an "Involuntary Termination"). Pursuant to the terms and conditions of said agreements, such individuals will receive the following benefits: (a) Mr. Vanco - for Involuntary Termination as a result of a Change of Control he shall receive severance payments equal to 2, 1-1/2, 1 and 1 times his annual salary if terminated within one, two, three, or four (or more) years, respectively, following his agreement payable over one year plus benefits for six months and all stock options shall be immediately vested and be exercisable for a period of three years; for any other Involuntary Termination he shall receive a severance payment equal to his annual salary payable over one year and all stock options shall be immediately vested and be exercisable for a period of three years; (b) each of Messrs. Cremer, Gay, Georgescu, Khoury and Voicu for Involuntary Termination as a result of a Change of Control he shall receive a severance payment equal to one-half his annual salary payable over six months and all unvested options shall immediately vest and be exercisable for one year; for any other Involuntary Termination he shall receive a severance payment equal to one-quarter of his annual salary payable over six months and all vested options shall be exercisable for a period of one year; and (c) Mr. Stemm - for an Involuntary Termination he would receive a severance payment equal to one-half of his annual salary and benefits payable over six months plus vesting of all outstanding options over such six-month period which options shall be exercisable for a period of one year; Mr.
Stemm's employment terminated in May 1998.

      The Company entered into agreements with Messrs. Powell and Carstens dated August 1995 and April 1995, respectively, which entitle such officers to certain severance payments in the event of an involuntary termination as a result of a merger, sale or change in ownership of the Company (a "Change of Control") and certain other benefits upon any involuntary termination by the Company without cause (an "Involuntary Termination"). Pursuant to the terms and conditions of said agreements, such individuals will receive the following benefits: (a) Mr. Powell - for Involuntary Termination as a result of a Change of Control he would receive severance payments equal to 2, 1-1/2, 1 and -1/2 times his annual salary if terminated within one, two, three, or four (or more) years, respectively, following his agreement plus benefits for six months ; for an Involuntary Termination he would receive a severance payment equal to his annual salary; upon a Change of Control or his death or Involuntary Termination, all stock options would be immediately vested and be exercisable for a period of three years following any such death or Involuntary Termination; Mr. Powell's employment terminated in March 1998 and the Company accrued expenses aggregating $422,520 for such severance and benefits; subsequent thereto the Company and Mr. Powell entered into a Severance Agreement and Mutual Release dated October 23, 1998 which modified such agreement to reduce amounts payable thereunder by $121,875; and (b) Mr. Carstens - for Involuntary Termination as a result of a Change of Control he would receive a severance payment equal to one-half his annual salary and benefits; for any other Involuntary Termination he would receive a severance payment equal to one-quarter of his annual salary payable over one year; Mr. Carstens' employment terminated in April 1998 and the Company accrued expenses aggregating $47,125 for such severance and benefits; subsequent thereto the Company and Mr. Carstens entered into a Settlement Agreement and Release dated April 22, 1998 which was amended November 12, 1998 which modified such agreement to reduce amounts payable thereunder by $5,577.

      Messrs. Allan and Tanigami serve as consultants to the Company. During fiscal 1998 Mr. Allan's company, Allan Advisors, Inc., received consulting fees of $5,000 per month plus a fixed allowance for reimbursement of office expenses of $1,000 per month. Mr. Allan's agreement has been extended through August 2001. Mr. Tanigami receives $6,000 per month for consulting services pursuant to an at-will arrangement.

      The Company's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by the Delaware General Corporation Law. The Company's Bylaws also provide that the Company shall indemnify its directors, officers, employees and agents in such circumstances. In addition, the Company has entered into separate indemnification agreements with its officers and directors that may require the Company, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors or officers and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

      Hideyuki Tanigami, a director of the Company, is President of Marubun USA Corporation, a wholly owned subsidiary of Marubun Japan. During fiscal 1998, Marubun Japan was a distributor of the Company's products in Japan and accounted for approximately 21% of the Company's net revenues in fiscal 1998. In December 1997, Marubun resigned as a distributor effective in or about March 1998.

      In connection with the sale by the Company and the purchase by United Microelectronics Corporation, a corporation organized and existing under the laws of the Republic of China ("UMC"), of 650,000 shares of Common Stock in February 1996, UMC agreed to provide the Company with specified levels of wafer supplies and UMC and the Company entered into certain mutual licensing arrangements. UMC also obtained certain registration rights relating to the Common Stock purchased.

      In September 1998, the Company issued to Elex n.v., a corporation organized and existing under the laws of Belgium ("Elex"), an aggregate of 4,000,000 shares of Common Stock in exchange for $0.25 per share for an aggregate cash consideration of $1,000,000. Elex already held 1,500,000 shares purchased in May 1998 at a purchase price of $1.00 per share for an aggregate cash consideration of $1,500,000. As a part of both purchases the Company was granted certain rights to repurchase the stock at fixed prices above the original purchase price. In addition, Elex has executed a standstill agreement under which it agreed it would not acquire additional stock, enter into other voting arrangements, seek to control the Company, solicit proxies or take other similar actions, and under which it would execute or vote for all proxies solicited by the management or board of the Company.

      The terms of the transactions described above were negotiated at arms length such that the terms were as favorable to the Company as could have been obtained from an unaffiliated third party.

                  SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, the Company believes that during fiscal 1998, all such reports were timely filed except for late filings of a Form 3 by each of Messrs. Cremer, Georgescu, Khoury, and Voicu. Again based solely on its review of copies of such forms received by it, the Company believes that all filing requirements applicable to its officers, directors and ten percent stockholders have been complied with.

                            1934 EXCHANGE ACT REPORTS

      The Company hereby undertakes to mail, without charge, to any stockholder of the Company upon written request, copies of reports it files with the Securities and Exchange Commission, including financial statements, schedules and exhibit lists contained therein. Requests should be sent to the Chief Financial Officer of the Company at its principal executive offices at 1250 Borregas Avenue, Sunnyvale, California 94089. Such documents are also available on EDGAR at the website of the Securities and Exchange Commission at www.sec.gov.

               DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE
                        PRESENTED AT NEXT ANNUAL MEETING

      Proposals to be presented by stockholders of the Company at the Company's 1999 Annual Meeting must be received by the Company at its principal executive offices no later than April 21, 1999. Such proposals may be included in next year's proxy statement if they comply with the applicable rules and regulations promulgated by the United States Securities and Exchange Commission.

                                  OTHER MATTERS

      The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                    FOR THE BOARD OF DIRECTORS

                                    PETER COHN
                                    Secretary


Dated:  December 17, 1998

                                                                      APPENDIX I

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                          CATALYST SEMICONDUCTOR, INC.

         CATALYST SEMICONDUCTOR, INC. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: The original Certificate of Incorporation of Catalyst Semiconductor, Inc. was filed with the Secretary of State of the State of Delaware on March 19, l993.

         SECOND: This Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware by the Board of Directors of the Corporation.

         THIRD: This Restated Certificate of Incorporation was approved by the stockholders pursuant to Sections 211 and 216 of the General Corporation Law of the State of Delaware.

         FOURTH: The Certificate of Incorporation of this Corporation is amended and restated in its entirety to read as follows:

                                        I

         The name of the corporation (hereinafter called the "Corporation") is CATALYST SEMICONDUCTOR, INC.

                                       II

         The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

                                       III

         The purpose of this corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                                       IV

         This corporation is authorized to issue two classes of stock, denominated Common Stock and Preferred Stock. The Common Stock shall have a par value of $0.001 per share, and the Preferred Stock shall have a par value of $0.001 per share. The total number of shares of Common Stock shall have a par value of $0.001 per share. The total number of shares of Common Stock which this corporation is authorized to issue is forty-five million (45,000,000), and the number of shares o f Preferred Stock which this corporation is authorized to issue is two million (2,000,000) which shares shall be undesignated as to series.

         Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of each such series of Preferred Stock. The Board of Directors is authorized to alter the designation, rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

                                        V

         The Corporation is to have perpetual existence.

                                       VI

         The selection of directors need not be by written ballot unless a stockholder demands election by written ballot at a meeting of stockholders and before voting begins or unless the Bylaws of the Corporation shall so provide.

                                       VII

         The number of directors which constitute the whole Board of Directors of the Corporation shall be designated in the Bylaws of the Corporation.

                                      VIII

         In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

                                       IX

         To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

         Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

                                        X

         At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected, and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the Delaware General Corporation Law. The directors of the Corporation shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Claus II and Class III. The term of office of the initial Class I directors shall expire at the next succeeding annual meeting of stockholders, the term of office of the initial Class II directors shall expire at the second succeeding annual meeting of stockholders and the term of office of the initial Class III directors shall expire at the third succeeding annual meeting of the stockholders. For the purposes hereof, the initial Class I, Class II and Class III directors shall be those directors so designated and elected at the first annual meeting of stockholders scheduled to be held after such time as shares of capital stock of the Corporation are designated as qualified for trading as National Market System securities on the National Association of Securities Dealers, Inc. Automated Quotation System (or any successor national market system) (the "First Public Company Annual Meeting"). At each annual meeting after the First Public Company Annual Meeting, directors to replace those of a Class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors hall have been duly elected and qualified. If the number of directors is hereafter changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable.

         Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders or any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the provisions of the first paragraph of this Article shall not apply with respect to the director or directors elected by such holders of Preferred Stock.

         Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.

                                       XI

         Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                       XII

         At the election of directors of the Corporation, each holder of stock of any class of series shall be entitled to as many votes as shall equal the number of votes which (except for such provision as to cumulative voting) he would be entitled to cast for the election of directors with respect to his shares of stocks multiplied by the number or directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit, so long as the name of the candidate for director shall have been placed in nomination prior to the voting and the stockholder, or any other holder of the same class or series of stock, had given notice at the meeting prior to the voting of the intention to cumulate votes; provided that, notwithstanding the above and any provision contained in this Restated Certificate of Incorporation to the contrary, effective upon such time as shares of capital stock of the Corporation are first designated as qualified for trading as National Market System securities on the National Association of Securities Dealers, Inc. Automated Quotation System (or any successor national market system), the holders of stock of any class or series shall no longer be entitled to such cumulative voting rights.

                                      XIII

         Effective upon such time as shares of capital stock of the Corporation are first designated as qualified for trading as National Market System securities on the National Association of Securities Dealers, Inc. Automated Quotation System (or any successor national market system), stockholders of the Corporation may not take action by written consent in lieu of a meeting but must take any actions at a duly called annual or special meeting.

                                       XIV

         Notwithstanding any other provisions of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of the capital stock required by law or this Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the combined voting power of all of the then-outstanding shares of the Corporation entitled to vote shall be required to alter, amend or repeal Articles XII, XIII, XIV or XV or any provision thereof, unless such amendment shall be approved by a majority of the directors of the Corporation not affiliated or associated with any person or entity holding (or which has announced an intention to obtain) 25% or more of the voting power of the Corporation's outstanding capital stock.

                                       XV

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         IN WITNESS WHEREOF, Catalyst Semiconductor, Inc. has caused this Restated Certificate of Incorporation to be signed by its Chief Executive Officer and attested to by its Assistant Secretary this __ day of January 1999.



                                          -------------------------------------
                                          Radu M. Vanco

                                          President and Chief Executive Officer

Acknowledged and attested this
__ day of January 1999

--------------------------------

Peter Cohn
Secretary

                                                                     APPENDIX II

                          CATALYST SEMICONDUCTOR, INC.

                                STOCK OPTION PLAN

                  AS AMENDED AND RESTATED ON DECEMBER 3, 1998

         This Stock Option Plan is an amendment and restatement of the Catalyst Semiconductor, Inc., Founders' Stock Option Plan.

         1. Purpose of the Plan. The purpose of this Stock Option Plan is to enable the Company to provide incentive to eligible employees, consultants and officers whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options, (b) stock purchase rights, and
(c) stock appreciation rights.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 8 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Delaware corporate law and the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 8 of the Plan.

                  (f) "Common Stock" means the Common Stock, $.001 par value, of the Company.

                  (g) "Company" means Catalyst Semiconductor, Inc., a Delaware corporation, and its predecessor Catalyst Semiconductor, Inc., a California corporation.

                  (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Continuous Status as an Employee or Consultant, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including written Company policies) or statute or unless (in the case of Options and Rights other than Incentive Stock Options) the Administrator has expressly designated a longer leave period during which (for purposes of such Options or Rights) Continuous Status as an Employee or Consultant shall continue; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; and provided further that any vesting or lapsing of the Company's right to repurchase Shares at their original purchase price shall cease on the ninety-first (91st) consecutive day of any leave of absence approved by the Administrator and shall not recommence until such date, if any, upon which the Consultant or Optionee resumes his or her service with the Company.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                            (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                          (iii) In the absence of an established market for the
Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (o) "Listed Security" means any security of the Company which is listed or approved for listing on a national security exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (q) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

                  (r) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

                  (s) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (t) "Option" means a stock option granted pursuant to the Plan.

                  (u) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (v) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                  (w) "Optioned Stock" means the Common Stock subject to an Option or Right.

                  (x) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                  (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (z) "Plan" means this Stock Option Plan, formerly the Founders' Stock Option Plan.

                  (aa) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 6 below.

                  (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (cc) "Right" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

                  (dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

                  (ee) "SAR" means a stock appreciation right granted pursuant to Section 5 of the Plan.

                  (ff) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

                  (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 7 of the Plan, as evidenced by a Notice of Grant.

                  (ii) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (jj) "10% Stockholder" means the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the company or any Parent or Subsidiary of the Company.

         3. Shares Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 5,130,000 Shares. Subject to Section 10 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

         5. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options or Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,000,000. In connection with his or her initial employment, an Employee may be granted up to an additional 250,000 Shares, which Shares do not count against the 1,000,000 limitation.

         6. Options and SARs.

                  (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                            (i) Exercise Price; Number of Shares.  The per Share
exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 6(a)(iv) below; provided, further, that in the case of any Option (A) granted to any person, who at the time of the grant of such Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the price shall be no less than 110% of the Fair Market Value of the Common Stock on the date the Option is granted, or (B) granted to any person the price shall be no less than 85% of the Fair Market Value of the Common Stock on the date the Option is granted.

                           The Notice of Grant shall specify the number of
Shares to which it pertains.

                           (ii) Vesting Period and Exercise Dates.  At the time
an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. As to any Option the Administrator may specify vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided that such Option shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option should be subject to a right of repurchase in the Company's favor, such repurchase right shall lapse at the rate of at least 20% per year over five years from the date the Option is granted. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the vesting period, if any, nor, in the case of an Incentive Stock Option, later than ten
(10) years, from the date of grant.

                          (iii) Form of Payment.  The consideration to be paid
for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                                    (1) cash;

                                    (2) check;

                                    (3) promissory note;

                                    (4) other Shares which (1) in the case of
Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                    (5) delivery of a properly executed exercise
notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                                    (6) any combination of the foregoing methods
of payment; or

                                    (7) such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

                           (iv) Special Incentive Stock Option Provisions.  In
addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                    (1) Dollar Limitation.  To the extent that
the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                                    (2) 10% Stockholder.  If any Optionee to
whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, a 10% Stockholder, then the following special provisions shall be applicable to the Option granted to such individual:

                                            (a) The per Share Option price of

Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                            (b) The Option shall not have a term
in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 6(a) (iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                            (v) Other Provisions.  Each Option granted under the
Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                           (vi) Buyout Provisions.  The Administrator may at any
time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (b)      SARs.

                            (i)     In Connection with Options.  At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee to
exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. As to any SAR granted prior to the date, if ever, upon which the Common Stock becomes a Listed Security the exercise price shall be no less than is required by any applicable law, rule or regulation (including the California Corporate Securities Law). Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                    (2) When an SAR is exercised, the related
Option, to the extent surrendered, shall cease to be exercisable.

                                    (3) An SAR shall be exercisable only when
and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                    (4) An SAR may only be exercised at a time
when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                           (ii) Independent of Options.  At the sole discretion
of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee, by
exercising the SAR, to receive from the Company an amount equal to the excess of
(1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                                    (2) SARs shall be exercisable, in whole or
in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                          (iii) Form of Payment.  The Company's obligation
arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                  (c)      Method of Exercise.

                            (i) Procedure for Exercise; Rights as a Stockholder.
Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option or SAR shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 6(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                           (ii) Rule 16b-3. Options and SARs granted to

individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                          (iii) Termination of Employment or Consulting
Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) but not less than thirty (30) days from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                           (iv) Disability of Optionee.  In the event an
Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                            (v) Death of Optionee.  Notwithstanding Sections
5(c)(iii) and 5(c)(iv) above, in the event of an Optionee's death during Optionee's Continuous Status as an Employee or Consultant, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within six (6) months (or such longer period, not to exceed twelve (12) months, as the Option or SAR Agreement may provide) following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the full term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

         7.       Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. As to any Stock Purchase Right, the price shall be no less than 85% of the Fair Market Value on the date the Administrator made the determination to grant the Stock Purchase Right or, in the case of a Stock Purchase Right granted to any person, who at the time of the grant of such Stock Purchase Right, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the price shall be no less than 100% of the Fair market Value of the Common Stock on the date the Administrator made the determination to grant the Stock Purchase Right.


                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided that with respect to an Optionee who is not an Officer, Director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year.

                  (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                  (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                  (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 10 of the Plan.

         8.       Administration.

                  (a) Composition of Administrator.

                            (i) Multiple Administrative Bodies. If permitted by
Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees,
(B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

                            (ii) Administration with respect to Directors and
Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by
(A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit grants under the Plan to comply with Rule 16b-3 and (2) in such a manner as to satisfy the Applicable Laws.

                            (iii) Administration with Respect to Other Persons.
With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                            (iv) General. Once a Committee has been appointed
pursuant to subsection (ii) or (iii) of this Section 8(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                            (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                            (ii) to select the Consultants and Employees to whom
Options and Rights may be granted hereunder;

                            (iii) to determine whether and to what extent
Options and Rights or any combination thereof, are granted hereunder;

                            (iv) to determine the number of shares of Common
Stock to be covered by each Option and Right granted hereunder;

                            (v) to approve forms of agreement for use under the
Plan;

                            (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                            (vii) to construe and interpret the terms of the
Plan;

                            (viii) to prescribe, amend and rescind rules and
regulations relating to the Plan;

                            (ix) to determine whether and under what
circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                            (x) to reduce the exercise price of any Option or
Right;

                            (xi) to modify or amend each Option or Right
(subject to Section 15 of the Plan);

                            (xii) to authorize any person to execute on behalf
of the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                            (xiii) to institute an Option Exchange Program;

                            (xiv) to determine the terms and restrictions
applicable to Options and Rights and any Restricted Stock; and

                            (xv) to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

         9. Non-Transferability of Options. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         10. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, the maximum number of Shares of Common Stock for which Options and Rights to any Employee under
Section 5 of the Plan as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of not less than fifteen
(15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         11. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         12. Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         13. Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15(b) of the Plan.

         14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         15. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

         16. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). At such time as the Company has a Listed Security, the further proviso in Section 6(a)(i) and the last sentence of Section 7(a) may be deleted without shareholder approval. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         17. Taxation Upon Exercise of Option or Right. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this
Section 18. When an Optionee incurs tax liability in connection with an Option or Right, which tax liability is subject to withholding under applicable tax laws, the Optionee may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and
(ii) have a fair market value on the date of surrender equal to or less than the amount required to be withheld, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or Right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is an Insider, any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         18. Term of the Plan. The Plan shall expire, and no further Options shall be granted pursuant to the Plan, on December 31, 2002.

                                                                    APPENDIX III

                          CATALYST SEMICONDUCTOR, INC.

                       1998 SPECIAL EQUITY INCENTIVE PLAN

         1. Purpose of the Plan. The purpose of this 1998 Special Equity Incentive Plan is to enable the Company to provide incentive to eligible employees, consultants, officers and directors whose present and potential contributions are important to the continued success of the Company, to afford these individuals the opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employment qualified personnel for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) stock options,
(b) stock purchase rights, (c) stock appreciation rights, and (d) long-term performance awards.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 8 of the Plan.

                  (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Delaware corporate law and the Code.

                  (c) "Board" means the Board of Directors of the Company.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended.

                  (e) "Committee" means a Committee appointed by the Board in accordance with Section 9 of the Plan.

                  (f) "Common Stock" means the Common Stock, $.001 par value, of the Company.

                  (g) "Company" means Catalyst Semiconductor, Inc., a Delaware corporation, and its predecessor Catalyst Semiconductor, Inc., a California corporation.

                  (h) "Consultant" means any person, including an advisor, (i) engaged by the Company or a Parent or Subsidiary to render services or perform under a contract and who is compensated for such services or performance or (ii) who serves the Company as a Director.

                  (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Company, or any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Administrator, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Continuous Status as an Employee or Consultant, no such leave may exceed ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract (including written Company policies) or statute or unless (in the case of Options and Rights other than Incentive Stock Options) the Administrator has expressly designated a longer leave period during which (for purposes of such Options or Rights) Continuous Status as an Employee or Consultant shall continue; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; and provided further that any vesting or lapsing of the Company's right to repurchase Shares at their original purchase price shall cease on the ninety-first (91st) consecutive day of any leave of absence approved by the Administrator and shall not recommence until such date, if any, upon which the Consultant or Optionee resumes his or her service with the Company.

                  (j) "Director" means a member of the Board.

                  (k) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

                  (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (ii) If the Common Stock is quoted on the NASDAQ
System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                  (o) "Listed Security" means any security of the Company which is listed or approved for listing on a national security exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

                  (p) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

                  (p) "Long-Term Performance Award" means an award under Section 8 below. A Long-Term Performance Award shall permit the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such performance factors as are set out in the recipient's individual grant. Long-term Performance Awards will be based upon the achievement of Company, Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate.

                  (r) "Long-Term Performance Award Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Long-Term Performance Award grant. The Long-Term Performance Award Agreement is subject to the terms and conditions of the Plan.

                  (s) "Nonstatutory Stock Option" means any Option that is not an Incentive Stock Option.

                  (t) "Notice of Grant" means a written notice evidencing certain terms and conditions of an individual Option, Stock Purchase Right, SAR or Long-Term Performance Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Long-Term Performance Award Agreement.

                  (u) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                  (v) "Option" means a stock option granted pursuant to the Plan.

                  (w) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

                  (x) "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

                  (y) "Optioned Stock" means the Common Stock subject to an Option or Right.

                  (z) "Optionee" means an Employee or Consultant who holds an outstanding Option or Right.

                  (aa) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (bb) "Plan" means this 1998 Special Equity Incentive Plan.

                  (cc) "Restricted Stock" means shares of Common Stock subject to a Restricted Stock Purchase Agreement acquired pursuant to a grant of Stock Purchase Rights under Section 6 below.

                  (dd) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                  (ee) "Right" means and includes SARs, Long-Term Performance Awards and Stock Purchase Rights granted pursuant to the Plan.

                  (ff) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

                  (gg) "SAR" means a stock appreciation right granted pursuant to Section 5 of the Plan.

                  (hh) "SAR Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

                  (ii) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (jj) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 7 of the Plan, as evidenced by a Notice of Grant.

                  (kk) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

                  (ll) "10% Stockholder" means the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the company or any Parent or Subsidiary of the Company.

         3. Shares Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the total number of Shares reserved and available for distribution under the Plan is 3,500,000 Shares. Subject to Section 11 of the Plan, if any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan; provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan.

         4. Eligibility. Nonstatutory Stock Options and Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option or Right may be granted additional Options or Rights.

         5. Limitation on Grants to Employees. Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options or Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,000,000. In connection with his or her initial employment, an Employee may be granted up to an additional 250,000 Shares, which Shares do not count against the 2,000,000 limitation.

         6. Options and SARs.

                  (a) Options. The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. Without limiting the foregoing, the Administrator may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

                           (i) Exercise Price; Number of Shares. The per Share
exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, further, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 6(a)(iv) below.

                           The Notice of Grant shall specify the number of
Shares to which it pertains.

                           (ii) Vesting Period and Exercise Dates. At the time
an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant (any such period is referred to herein as the "waiting period"); provided that as to any grant made prior to the date, if ever, upon which the Common Stock becomes a Listed Security the waiting period shall be no slower than required by any applicable law, rule or regulation (including the California Corporate Securities Law). At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

                           (iii) Form of Payment. The consideration to be paid
for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

                                    (1) cash;

                                    (2) check;

                                    (3) promissory note;

                                    (4) other Shares which (1) in the case of
Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (2) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                    (5) delivery of a properly executed exercise
notice together with such other documentation as the Administrator and any broker approved by the Company, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

                                    (6) any combination of the foregoing methods
of payment; or

                                    (7) such other consideration and method of
payment for the issuance of Shares to the extent permitted by Applicable Laws.

                           (iv) Special Incentive Stock Option Provisions. In
addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

                                    (1) Dollar Limitation. To the extent that
the aggregate Fair Market Value of (a) the Shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

                                    (2) 10% Stockholder. If any Optionee to whom
an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, a 10% Stockholder, then the following special provisions shall be applicable to the Option granted to such individual:

                                             (a) The per Share Option price of
Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

                                             (b) The Option shall not have a
term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 6(a) (iv) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

                           (v) Other Provisions. Each Option granted under the
Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator.

                           (vi) Buyout Provisions. The Administrator may at any
time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                  (b) SARs.

                           (i) In Connection with Options. At the sole
discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee to
exercise the SAR by surrendering to the Company unexercised a portion of the related Option. The Optionee shall receive in Exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. As to any SAR granted prior to the date, if ever, upon which the Common Stock becomes a Listed Security the exercise price shall be no less than is required by any applicable law, rule or regulation (including the California Corporate Securities Law). Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

                                    (2) When an SAR is exercised, the related
Option, to the extent surrendered, shall cease to be exercisable.

                                    (3) An SAR shall be exercisable only when
and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                                    (4) An SAR may only be exercised at a time
when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

                           (ii) Independent of Options. At the sole discretion
of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

                                    (1) The SAR shall entitle the Optionee, by
exercising the SAR, to receive from the Company an amount equal to the excess of
(1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

                                    (2) SARs shall be exercisable, in whole or
in part, at such times as the Administrator shall specify in the Optionee's SAR agreement.

                           (iii) Form of Payment. The Company's obligation
arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

                  (c) Method of Exercise.

                           (i) Procedure for Exercise; Rights as a Stockholder.
Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

                           An Option may not be exercised for a fraction of a
Share.

                           An Option or SAR shall be deemed to be exercised when
written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subsection 6(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

                           Exercise of an Option in any manner shall result in a
decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

                           (ii) Rule 16b-3. Options and SARs granted to
individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                           (iii) Termination of Employment or Consulting
Relationship. In the event an Optionee's Continuous Status as an Employee or Consultant terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six (6) months (three (3) months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                           (iv) Disability of Optionee. In the event an
Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option or SAR, but only within six (6) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

                           (v) Death of Optionee. Notwithstanding Sections
5(c)(iii) and 5(c)(iv) above, in the event of an Optionee's death during Optionee's Continuous Status as an Employee or Consultant, the Optionee's estate or a person who acquired the right to exercise the deceased Optionee's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within six (6) months (or such lesser period as the Option or SAR Agreement may provide, or such longer period, not to exceed twelve (12) months, as the Option or SAR Agreement may provide) following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the full term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

         7.       Stock Purchase Rights.

                  (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                  (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. As to any grant made prior to the date, if ever, upon which the Common Stock becomes a Listed Security the repurchase option shall lapse no more slowly than required by any applicable law (including the California Corporate Securities Law).

                  (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

                  (d) Rule 16b-3. Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

                  (e) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the

Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 10 of the Plan.

         8.       Long-Term Performance Awards.

                  (a) Administration. Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Company, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long-Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

                  At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

                  (b) Adjustment of Awards. The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

         9.       Administration.

                  (a) Composition of Administrator.

                           (i) Multiple Administrative Bodies. If permitted by
Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are employees,
(B) Officers who are not Directors and (C) Employees who are neither Directors nor Officers.

                           (ii) Administration with respect to Directors and
Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Company, the Plan shall be administered by
(A) the Board, if the Board may make grants under the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (1) in such a manner as to permit grants under the Plan to comply with Rule 16b-3 and (2) in such a manner as to satisfy the Applicable Laws.

                           (iii) Administration with Respect to Other Persons.
With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

                           (iv) General. Once a Committee has been appointed
pursuant to subsection (ii) or (iii) of this Section 9(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                           (i) to determine the Fair Market Value of the Common
Stock, in accordance with Section 2(n) of the Plan;

                           (ii) to select the Consultants and Employees to whom
Options and Rights may be granted hereunder;

                           (iii) to determine whether and to what extent Options
and Rights or any combination thereof, are granted hereunder;

                           (iv) to determine the number of shares of Common
Stock to be covered by each Option and Right granted hereunder;

                           (v) to approve forms of agreement for use under the
Plan;

                           (vi) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of

Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                           (vii) to construe and interpret the terms of the
Plan;

                           (viii) to prescribe, amend and rescind rules and
regulations relating to the Plan;

                           (ix) to determine whether and under what
circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

                           (x) to reduce the exercise price of any Option or
Right;

                           (xi) to modify or amend each Option or Right (subject
to Section 16 of the Plan);

                           (xii) to authorize any person to execute on behalf of
the Company any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

                           (xiii) to institute an Option Exchange Program;

                           (xiv) to determine the terms and restrictions
applicable to Options and Rights and any Restricted Stock; and

                           (xv) to make all other determinations deemed
necessary or advisable for administering the Plan.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

         10. Non-Transferability of Options. Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                  (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, the maximum number of Shares of Common Stock for which Options and Rights to any Employee under
Section 5 of the Plan as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

                  (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option or Right shall be exercisable for a period of not less than fifteen
(15) days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         12. Date of Grant. The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         13. Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         14. Liability of Company.

                  (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                  (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 16(b) of the Plan.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         16. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

         17. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 162(m) or 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

         18. Taxation Upon Exercise of Option or Right. At the discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this
Section 18. When an Optionee incurs tax liability in connection with an Option or Right, which tax liability is subject to withholding under applicable tax laws, the Optionee may satisfy the tax withholding obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, or (c) by surrendering to the Company Shares which (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and
(ii) have a fair market value on the date of surrender equal to or less than the amount required to be withheld, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option or Right that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         If the Optionee is an Insider, any surrender of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

                  (a) the election must be made on or prior to the applicable Tax Date;

                  (b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

                  (c) all elections shall be subject to the consent or disapproval of the Administrator;

                  (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

         19. Term of the Plan. The Plan shall expire, and no further Options shall be granted pursuant to the Plan, on September 22, 2008.

                          CATALYST SEMICONDUCTOR, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JANUARY 14, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                      PROXY

      The undersigned stockholder of CATALYST SEMICONDUCTOR, INC., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated December 17, 1998, and hereby appoints Radu M. Vanco and Thomas E. Gay III, and each of them, with full power of substitution, as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Catalyst Semiconductor, Inc. to be held on January 14, 1999 at 10:00 a.m. local time, at the offices of the Company at 1250 Borregas Avenue, Sunnyvale, California 94089, and at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below or on the reverse side.

      THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF ONE CLASS II DIRECTOR AND ONE CLASS III DIRECTOR IN THE MANNER DESCRIBED IN THE PROXY STATEMENT; (2) FOR AN AMENDMENT AND RESTATEMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 25,000,000 SHARES TO 45,000,000 SHARES; (3) FOR AMENDMENTS TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 1,800,000 SHARES, TO INCREASE THE MAXIMUM NUMBER OF SHARES SUBJECT TO OPTIONS THAT MAY BE ISSUED TO ANY ONE EMPLOYEE DURING A FISCAL YEAR TO 1,000,000 SHARES AND TO MAKE CHANGES IN THE PLAN NECESSARY TO COMPLY WITH APPLICABLE STATE SECURITIES LAW; (4) FOR APPROVAL OF THE ADOPTION OF THE 1998 SPECIAL EQUITY INCENTIVE PLAN AND THE RESERVATION OF 3,500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER; (5) FOR APPROVAL OF CERTAIN OPTION GRANTS TO THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS; (6) FOR THE PROPOSAL TO RATIFY THE SELECTION OF PRICEWATERHOUSE COOPERS LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 1999.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). The Board of Directors unanimously recommends a vote FOR the Class II Director nominee and the Class III Director nominee and proposals 2, 3, 4, 5 and 6.

1.    Election of one Class II Director and one Class III Director

      Nominee:    Patrick Verderico             [ ]   FOR   [ ]   WITHHELD

                  Lionel M. Allan               [ ]   FOR   [ ]   WITHHELD

2. To approve an amendment and restatement of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 25,000,000 shares to 45,000,000 shares.

      [ ] FOR                     [ ]   AGAINST                   [ ]   ABSTAIN

CONTINUED AND TO BE SIGNED ON REVERSE SIDE                      SEE REVERSE SIDE

3. To approve amendments to the Company's Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 1,800,000 shares, to increase the maximum number of shares subject to options that may be issued to any one employee during a fiscal year to 1,000,000 shares and to make changes in the Plan necessary to comply with applicable state securities law.

      [ ] FOR                     [ ]   AGAINST                   [ ]   ABSTAIN

4. To approve the adoption of the 1998 Special Equity Incentive Plan and the reservation of 3,500,000 shares for issuance thereunder.

      [ ] FOR                     [ ]   AGAINST                   [ ]   ABSTAIN

5. To approve the following option grants under the 1998 Special Equity Incentive Plan: 1,000,000 shares to Radu M. Vanco; 200,000 shares to each of Marc Cremer, Thomas E. Gay III, Bassam Khoury, Gelu Voicu, Lionel M. Allan, Hideyuki Tanigami and Patrick Verderico; 250,000 shares each to Irv Kovalik and Juzer Mogri; and 150,000 shares to William Priestner; and 100,000 shares to Frank Reynolds.

      [ ] FOR                     [ ]   AGAINST                   [ ]   ABSTAIN

6. To ratify the appointment of Pricewaterhouse Coopers LLP as independent accountants of the Company for the fiscal year ending April 30, 1999.

      [ ] FOR                     [ ]   AGAINST                   [ ]   ABSTAIN

7. The proxies are also authorized to vote, in their discretion on such other business as may properly come before the meeting or any adjournment or postponement hereof.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. Please sign exactly as name appears hereon. Where shares are held in the name of two or more persons, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        ----------------------------------------
                                        (Please Print Your Name)


                                        ----------------------------------------
                                        (Signature of Stockholder)


                                        ----------------------------------------
                                        (Date)